EVERGREEN
                               DOMESTIC GROWTH
                                    FUNDS


              (Photo of Wall Street           (Photo of beakers
              sign appears here)              appears here)

              (Photo of architectural         (Photo of American
              relief appears here)            flag appears here)



                  (Photo of mountains and forest appears here)



                               1996 ANNUAL REPORT


                       (Evergreen tree logo appears here)

                        EVERGREEN DOMESTIC GROWTH FUNDS
                               TABLE OF CONTENTS

                                                  Economic Overview.........................................................     1
(Photo of Wall Street             EVERGREEN FUND  A Report From Your Portfolio Manager......................................     2
appears here)                                     Results to Date...........................................................     7
                                                  Statement of Investments..................................................     8
                                                  Statement of Assets and Liabilities.......................................    13
                                                  Statement of Operations...................................................    14
                                                  Statement of Changes in Net Assets........................................    15
                                                  Financial Highlights......................................................    16

(Photo of beakers           EVERGREEN AGGRESSIVE  A Report From Your Portfolio Manager......................................    18
appears here)                        GROWTH FUND  Results to Date...........................................................    22
                                                  Statement of Investments..................................................    23
                                                  Statement of Assets and Liabilities.......................................    24
                                                  Statement of Operations...................................................    25
                                                  Statement of Changes in Net Assets........................................    26
                                                  Financial Highlights......................................................    27

(Photo of architectural        EVERGREEN LIMITED  A Report From Your Portfolio Manager......................................    29
relief appears here)           MARKET FUND, INC.  Results to Date...........................................................    31
                                                  Statement of Investments..................................................    32
                                                  Statement of Assets and Liabilities.......................................    34
                                                  Statement of Operations...................................................    35
                                                  Statement of Changes in Net Assets........................................    36
                                                  Financial Highlights......................................................    37

(Photo of American                     EVERGREEN  A Report From Your Portfolio Manager......................................    39
Flag appears here)              U.S. REAL ESTATE  Results to Date...........................................................    41
                                     EQUITY FUND  Statement of Investments..................................................    42
                                                  Statement of Assets and Liabilities.......................................    43
                                                  Statement of Operations...................................................    44
                                                  Statement of Changes in Net Assets........................................    45
                                                  Financial Highlights......................................................    46

                                                  Combined Notes to Financial Statements....................................    48
                                                  Report of Independent Accountants -- Price Waterhouse LLP.................    58
                                                  Trustees/Directors and Officers............................   Inside Back Cover

                EVERGREEN FUND CELEBRATES ITS 25TH ANNIVERSARY!

                        EVERGREEN DOMESTIC GROWTH FUNDS
ECONOMIC OVERVIEW
BY EVERGREEN ASSET MANAGEMENT CHAIRMAN,                  (Photo of
STEPHEN A. LIEBER                                        Stephen A. Lieber
   The continued expansion of the United States          appears here)
economy and the persistence of inflation at 3% or
less, has evidently sent mixed signals to the
investment markets. The equity market this year has
gone from new high to new high. The willingness of
American savers to put money into the hands of equity mutual funds to buy stocks in the United States and abroad is unprecedented. Even foreign investors, who have long been skeptical of the rising prices of U.S. equities and the recent relatively higher valuations than in many other industrial countries, have begun to move heavily into U.S. equities. Only the bond market has suffered negative trends this year. But, it showed no further losses when measured from the end of the second quarter to the end of the third quarter and has since recovered to the levels of last March.
   Evidence of slowed final demand in many sectors of the economy has begun to reduce the fears of many investors over inflationary pressures. While confidence increases that both producer and consumer price indices will remain in a narrow range, around 3%, apprehensions of possibly renewed inflation are now focused on the trend of hourly wages which have moved up slightly in the last two months.
   The apparent consensus among business economists currently is to expect a 2% growth rate for the U.S. economy in the second half of 1996, with a similar level to continue into 1997. These views are, in part, based on historical trends, in which the late-stage expansion cycle characteristics of the U.S. economy typically show economic deceleration. Such a deceleration is not widely feared, in view of the fact that real income growth is likely to be sustained by a 2% to 2 1/2% employment growth, plus a 3% to 3 1/2% earnings growth, before a 3% inflation. The appearance of such decelerating trends and their continuation would likely bring bond yields down, as the inflation premium would be removed from bond market expectations. Many who dissent from the consensus view that the economy will slow, argue that the European economies and Japan's are likely to revive in 1997, which will create more export demand for U.S. products and, therefore, increase our growth rate. More pessimistic observers of the American economy believe that the American consumer has overspent, as evidenced by the rising rate of credit card delinquencies, and by the "wealth effect" of a stock market achieving record highs.
   The stock market has achieved its historic highs, based not only on a rising valuation, but also on significantly increased corporate profitability. Any slowing of the economy will reduce the stimulus to stock buying from the momentum of earnings growth. It remains questionable though, whether the incentive to invest in equities would be correspondingly reduced. It may simply produce a more selective environment, crowding investment interest into a smaller spectrum of the market. We believe this a likely outcome, so long as the basic inclination of American investors is increasingly to put their long-term savings funds into common stocks or common stock mutual funds. We see four areas of sustained demand for common stocks in the balance of 1996: companies with internal growth based on innovative products and services, companies which are using their excess retained earnings to buy back their own stock, companies which are restructuring their operations to achieve better returns and, finally, companies whose undervaluation makes them attractive acquisition candidates for larger enterprises. For the bond market, we expect that fairly stable, rather than rising, inflation, and a somewhat declining overall business rate of growth, together with a narrow range currency market, should enable a gradual decline in interest rates. This would have the effect of supporting the stock market alternative to fixed income investments.
   These economic and market volatilities suggest the need for a longer term perspective. Taking advantage of declines in prices of quality stocks, purchasing bonds in periods of exaggerated apprehensions over inflation, together with systematic investing, should prove the most effective way to capitalize on the volatilities of a period where many investors are dominated by their uncertainties. Record corporate profits and strong growth trends by leaders in new products or services encourage a positive investment response. The confidence of managements in their ability to generate substantial and even excess cash flows is shown by the still rising trend of corporate stock buy-backs. The rising business cycle of the last five years has greatly strengthened the balance sheets of most American companies. Any decline in interest rates, such as experienced in recent weeks, should tend to focus even more attention on comparative returns of strongly positioned, well financed, and highly profitable companies.
                                                                               1

                                 EVERGREEN FUND

(Photo of Wall Street sign appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
STEPHEN A. LIEBER
  On September 30, 1996, Evergreen Fund completed its          (Photo of
twenty-fifth year with a 4,248.4%* cumulative total return     Stephen A. Lieber
(Class Y, no-load shares) since its inception on October 15,   appears here)
1971. This equates to an average annual compound return of
16.3%. The Fund's performance for that time compares with the
Standard & Poor's 500 Reinvested Index** which provided a
1,829.0% total return, and the NASDAQ Composite Index** which provided a 1,019.5% total return. Strategies on which the Fund was built a quarter century ago have continued to provide
significant opportunities for capital appreciation. In the
1996 fiscal year, the Fund provided an 18.4% return, including reinvested dividends, over 200 basis points above the Fund's twenty-five year average.
  This is a particularly special annual report to shareholders of the Evergreen Fund in this, the silver anniversary year. We are proud of our quarter-century record of performance, with sustained strength of our investment strategies. We initiated this Fund with a commitment to increasing its shareholder net asset values, and we remain focused on that goal. The original aim of this Fund was to benefit its shareholders by participating in the greatest entrepreneurial opportunities we could find among American companies, basing our selection on appraisals of corporate managements' long-term capabilities and underlying financial values. The Fund's portfolio has, over the years, held the shares of many of the most extraordinary and innovative companies in the American economy. Some have grown to become great companies, many others were acquired or merged into larger enterprises which recognized their unique business franchise and potentials, and others initiated new industries. This concentration on entrepreneurial managements has sustained the vitality in our portfolio selections, demanding that we focus on what the business analyst Peter Drucker has referred to as vital criteria of business success; the capability to "improve, extend, and innovate simultaneously".
  Through the ups and downs of the business cycle, through the inflation and consequent interest rate crisis of the late 1970's, and through sustained periods of expansion such as that of the 1990's, the selection of investments based on these criteria has provided strong results. The achievements of some of the best managements have permitted Fund holdings to develop over the years from being interesting small companies, to becoming impressive industry leaders of size. The core of the Evergreen Fund portfolio remains companies whose impressive results have continued year after year, and allowed your management to prudently hold their shares up to a decade or more.
  The growth of the Fund has permitted the consistent renewal of its vitality with the addition of new holdings which meet our criteria for growth potential and underlying investment quality. With our broadening research program, the addition of new technology in data collection and analysis, and the increasing depth and breadth of knowledge of our research staff, we will endeavor to sustain the achievements of the first quarter century. Initial and early Evergreen shareholders have often reminded us that this Fund has provided the cornerstone of their financial security and success. We look forward to providing similar financial security and success in the next quarter century. Our thanks are great for the confidence and loyalty of our long-term shareholders.
2

                                 EVERGREEN FUND

(Photo of Wall Street sign appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
  The challenge of managing the Fund has seldom seen a more remarkably interesting time than in fiscal 1996. This was a period of unprecedented flows of savings into equity mutual funds, and unprecedented mutual fund dominance of equity investment markets. Thus, it has been a transition of significant scale and promise, presenting both enormous challenges and enormous opportunities in an environment of massive changes of world economic patterns, driven by shifts in the growth rates, capital accumulations among countries, and by technological transfer and innovation. The test for any investment management effort lies in how well it interprets those changes, how effectively it builds its capabilities to handle them and how well it both seizes opportunities and limits risks. We have endeavored to build these capabilities in the Evergreen Asset Management organization over the twenty-five year life of Evergreen Fund and to sustain them with new vigor in 1996, and the years ahead. The Evergreen Fund has been characterized by several key broad strategic concentrations over the years. In reviewing fiscal 1996, we will describe the portfolio results within these strategies.
  PERFORMANCE AS OF SEPTEMBER 30, 1996. (For additional performance information, please see page 7)

                                               One-Year       Five-Year       Ten-Year    Since Inception
Class Y (No-Load) Shares                         18.4%          14.2%           11.6%          16.3%
S&P 500**                                        20.3%          15.2%           15.0%          12.3%
NASDAQ OTC Composite**                           17.6%          18.4%           13.3%          10.2%
                                                           Start of Class
                                               One-Year       (1/3/95)
Class A Shares                                   12.5%          24.2%
S&P 500**                                        20.3%          29.1%
NASDAQ OTC Composite**                           17.6%          33.2%

ENTREPRENEURIAL COMPANIES
   The major theme of Evergreen Fund investment since its inception, and today, is the search for capital appreciation opportunity through investment in entrepreneurial companies. Demonstrated power of such investment opportunities is well seen in the Fund's top ten performers for the fiscal year. They are as follows: Aspect Telecommunications Corp., +176.4%; Clear Channel Communications, Inc., +132.8%; EZ Communications, Inc., Cl A, +128.3%; Jacor Communications, Inc., +126.5%; Redman Industries, Inc., +116.6%; Jones Apparel Group, Inc., +113.7%; HBO & Co., +113.5%; Hawthorne Financial Corp., +96.7%; Andrew Corp., +94.0%; and Nautica Enterprises, Inc., +89.9%. Of these, the most dramatic contribution to capital appreciation for the Fund was made by Clear Channel Communications, Inc., purchased in 1986. The original investment of $846,833 is worth $37.9 million at September 30, 1996. This entrepreneurially managed developer and acquirer of television and radio stations has combined operating and financial skills in its complex industry with consistent and impressive results. The more recent purchases in this group, such as Aspect Telecommunications Corp. and Andrew Corp., represent different facets of the PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
**THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY, TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP. THE NASDAQ IS AN UNMANAGED INDEX OF SELECTED SECURITIES AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
                                                                               3

                                 EVERGREEN FUND

(Photo of Wall Street sign appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
burgeoning communications industry. Aspect Telecommunications Corp. has been a major developer of systems for automating inbound and outbound telephone service and its innovations have generated superior growth. Andrew Corp. is the leading manufacturer of antennas for an increasingly wireless oriented world. Originally, predominately a producer of microwave antennas and systems, it now encompasses cellular and satellite technology, and has established a position in the new PCS (personal cellular service) wireless telephone technology. Our position in HBO & Co., was established in 1992, at a cost which is less than one-twentieth of its value at the Fund's 1996 fiscal year-end. It, too, has created its own opportunities, as a major provider of data systems for the managed medical care and hospital management industries. Innovative styling and marketing have been at the heart of the remarkable success of both Jones Apparel Group, Inc. and Nautica Enterprises, Inc. Shares in Nautica Enterprises, Inc. have been held since mid-1993, and have provided a return of 368.1% for the Fund, during which its brand name has become nationally recognized as its sales momentum and achievements increased.
  The Evergreen portfolio today literally includes dozens of entrepreneurial management companies whose capabilities, we believe, are in the class of these outstandingly successful businesses. Some may not live up to their promise, and these are frequently sold after a period of evaluation when we believe the companies have failed in reaching our goals. Others are patiently held through weakness when we believe they represent a unique business franchise and a fundamentally effective management plan.
MERGERS AND ACQUISITIONS
   Evergreen Fund has sought to benefit from the merger and acquisition potential in entrepreneurial businesses we believe to be undervalued. We have long recognized that a certain portion of independent businesses provide accelerated or incremental growth opportunities for their managements and employees when added to larger corporations. Often they represent a franchise which can be enhanced by either the financial strength or the breadth of businesses of a larger company. In many cases, founding managements seek the financial liquidity of participation in a larger business. We have viewed the substantial gains made by the Fund in this segment as a demonstration of our success in selecting undervalued companies for investment. Since inception of the Fund, 297 companies held in the portfolio have been acquired or received acquisition offers. In fiscal 1996, 20 companies in the portfolio were acquired or received acquisition offers with 14 of these being completed. The average return-to-date on those completed transactions was 93.6%.
   The five largest positions in this group of fiscal 1996 acquisitions are:
Baybanks, Inc., first purchased in 1990, date of acquisition July, 1996, appreciation 403.5%; First Financial Management Corp., first purchased in 1989, date of acquisition October, 1995, appreciation 294.0%; Redman Industries, Inc., purchased in 1994, acquisition pending, appreciation 166.4% through September 30+; Medicine Shoppe International, Inc., purchased in 1988, date of acquisition November, 1995, appreciation 102.5%; and Intercontinental Bank, purchased in 1993, date of acquisition December, 1995, appreciation 87.6%.
TECHNOLOGICAL LEADERSHIP
   The Evergreen portfolio strategy from the outset sought to benefit from technological leadership, especially recognizing the high level of inventive skills and innovative drive which characterizes the American economy. Our view of technology centered on the effort to find developers of products which could achieve a leadership position and literally build the growth of their own industries, while avoiding the frequent risk of early stage success and profitability deteriorating into later stage commodity-type of businesses. For this reason, much of our emphasis has been in health care products and services, where a combination of rising worldwide incomes, changing demographics, and technological innovation ranging from molecular biology to electronic implants, provide almost unlimited opportunities. Many of the Fund's largest single investments have been in major health care companies, primarily pharmaceutical, with a broad diversity in innovative producers of health care products and services. The largest such holdings in the Fund,
+SHOULD THESE ACQUISITIONS NOT BE COMPLETED, THE FUND COULD SUFFER LOSSES ON THE POSITIONS.
4

                                 EVERGREEN FUND

(Photo of Wall Street sign appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
Johnson & Johnson and Merck & Co., Inc., produced appreciation during the fiscal year of 37.8% and 25.6%, respectively. The single largest gainer in the group was a health management company, FHP International Corp., which provided an 86.7% return with the benefits of an acquisition offer+. Among smaller, innovative specialty suppliers of health care products, Boston Scientific Corp. provided a 36.0% return, and Stryker Corp. provided a 29.2% return.
Stryker Corp., we would note, is one of the longest held positions in the Fund, having been bought in 1981, at a price which is less than 10% of its value at the Fund's 1996 fiscal year-end.
Electronics products and systems is the central focus of most technology investment. The variety of the Fund's commitments is broad, but all are intended to focus on the opportunity for exceptional growth with sustained profitability. During the fiscal year, the major gainers in this group were HBO & Co., +113.5%, Andrew Corp., +94.0%, Dialogic Corp., +81.7%, Cisco Systems, Inc., +77.2%, Parametric Technology Corp., +60.4%, and Intel Corp., +58.8%. The volatility in this group was exceptional, and several of our holdings experienced periods of adversity, especially when customer orders or supplier output impacted their growth plans. Among such companies whose growth was interrupted were In Focus Systems, Inc., with a decline of 38.1%, Autodesk, Inc., with a decline of 40.6%, Coherent Communications with a decline of 30.8% and Brooks Automation with a decline of 32.6%. Each of these have shown advances since the end of the fiscal year. We often find that such reversals are short-term phenomena and provide opportunities for adding to the Fund's holdings.
CONSOLIDATING AND DEREGULATING INDUSTRIES
   Consolidating and deregulating industries whose successful growth has built strong franchises in very fractionated or highly regulated industries has been seen by us as offering unique opportunities for capital appreciation through merger or acquisition. Since 1980, the banking industry has been a particularly active area of consolidation, reflecting changes in regulation which first allowed for intrastate mergers, then interstate mergers, then inter-regional mergers, and now national mergers. Evergreen Fund has long had major positions in community and regional banks which we believe present unique opportunities for a combination of current growth and the eventual benefits of consolidation. Since the inception of the Fund, 48 banks in the portfolio have been acquired with an average gain of 117.3%. Fiscal 1996 was a year of generally strong performance for our bank holdings, with an actual as-weighted performance of 26.4%. Outstanding appreciation was obtained from a variety of banks, led by North Fork Bancorporation, Inc., +51.3%, Westamerica Bancorporation, +28.7%, First Michigan Bank Corp., +31.8%, First Empire State Corp., +31.2%, and Arrow Bank Corp., +33.7%. The largest bank holding in the Fund at the end of the fiscal year, Bank of Boston Corp., reflected both our long-term holding in Baybanks, Inc. and a newer position in Bank of Boston Corp., which acquired Baybanks, Inc. in 1996. The Baybanks holding was originally purchased in mid-1990, and the entire position provided a gain of 403.5% at the time it was acquired by the Bank of Boston Corp. We chose to hold the entire position. Of roughly comparable size is our position in First Empire State Corp., which was purchased in 1985, and whose end of the fiscal year price of $249.00 was compared with the cost of $28.72. The Fund's bank stock position remains actively managed, with a number of profits taken in the course of the year in issues which we believed were fully valued, and a number of additions made in issues which we saw as undervalued. Very large acquisitions in the industry, together with an almost steady stream of acquisitions of smaller and community banks, leads us to believe that the industry remains an attractive area of opportunity for consolidation.
                                                                               5

                                 EVERGREEN FUND

(Photo of Wall Street sign appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
VALUE TIMING -- A CONTRARIAN STRATEGY
   In the effort to both maximize opportunity and minimize risk, we have always searched for undervalued growth opportunities. This frequently involves purchase at times of either apparent adversity for a business, or pessimism on the part of investors with regard to the business outlook. Fiscal year 1996 offered both volatility in a number of industries and periods of anxious pessimism in the investment community, which resulted in what we considered to have been exceptional buying opportunities. In expectation of such developments, we maintained a larger than normal cash position in the Fund throughout the fiscal year. This provided the resources for aggressive buying during periods of general weakness and at times of specific company undervaluation. Most notable were the opportunities to buy shares in technology businesses during sell-offs which occurred in October 1995, January 1996, and again in July 1996. At each of these times we made sizable and often highly profitable purchases. Other opportunities were also numerous and varied. For example, purchases of Coca Cola Femsa S.A. de CV++, a leading Mexican Coca-Cola bottler was bought during a period of investment anxiety with regard to the Mexican economy. We reasoned that this company's product franchise would remain strong, and the demand was more likely to reflect improving demographics rather than temporarily depressed economics. The purchase produced a 28.7% return in eight months. Similarly, we sold shares of Grupo Televisa S.A.++, the principal Mexican television company and program producer, with a gain of 26.2% in just under a year.
  Our search for value anomalies and for neglected values was widespread. Illustratively, we purchased additional shares of manufactured homes builders, Clayton Homes, Inc., Redman Industries, Inc., and Southern Energy Homes, Inc., during periods of rising interest rates, when many investors assumed that anything having to do with housing would be under pressure. But we believed that manufactured housing was not primarily subject to the standard mortgage cycle and had extremely favorable economic and demographic support. These proved to be profitable purchases. In the case of managed health care, a period where several of the major companies in the field were showing adverse earnings figures, we were able to purchase one of the most highly profitable, on a somewhat depressed basis, Oxford Health Plans, Inc., with a consequent 34.1% increase from July, 1996, to the end of September. While overall, electronics related companies were those most subject to occasional severe sell-offs, there were many others which provided outstanding opportunities. This form of investing has been a characteristic strategy since the inception of the Fund, and is widely employed among the Evergreen Family of Funds.
LOOKING AHEAD
   The basic Evergreen strategies have provided leadership results over the twenty-five year history of the Fund. We look forward to new insights and understanding, and the development of additional or better approaches to help achieve our desired results of consistent capital appreciation well above the levels typical of the stock market. We remain convinced that the focus on the entrepreneurial business is central to the opportunities in the American economy and deserves our constant attention. We believe that we can sustain competitive near-term results, and can achieve superior long-term ones, with a continued focus on enterprise values and patient investment strategies. To enhance results, we are intensifying our research effort by both adding appropriate new talent to our team, and enhancing our database, while ensuring we remain current on increasingly complex technologies and businesses.
SHAREHOLDER GOALS
   Your Fund's management has deep gratitude for the support and enthusiasm of the many shareholders who started with the Fund, the many more who joined us, and particularly, in recent years, the large number who have chosen to utilize Evergreen Fund as an important component of their investment programs. We recognize your expectations, we have tried to live up to them in the past, and we will endeavor to more than fulfill them in the future.
++ INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS.
6

                                 EVERGREEN FUND

(Photo of Wall Street sign appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN FUND
     The graphs below compare a $10,000 investment in the Evergreen Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Russell 2000 and NASDAQ OTC Indexes ("Indexes").


CLASS A 1 YEAR TOTAL RETURN = 12.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 24.2%

(graph appears here)

                           1/3/95*  3/31/95  9/30/95  3/31/96  9/30/96

Evergreen Fund
NASDAQ QTC Index
Russell 2000

(Customer to provide plot points)


CLASS B 1 YEAR TOTAL RETURN = 12.3%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 25.0%


(graph appears here)

                           1/3/95*  3/31/95  9/30/95  3/31/96  9/30/96

Evergreen Fund
NASDAQ QTC Index
Russell 2000


(Customer to provide plot points)


CLASS C 1 YEAR TOTAL RETURN = 16.3%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 27.0%

(graph appears here)

                           1/3/95*  3/31/95  9/30/95  3/31/96  9/30/96

Evergreen Fund
NASDAQ QTC Index
Russell 2000

(Customer to provide plot points)



CLASS Y 1 YEAR TOTAL RETURN = 18.4%
AVERAGE ANNUAL COMPOUND RETURN:
5-YEAR = 14.2% 10-YEAR = 11.6%

(graph appears here)

                           9/30/86 9/30/87 9/30/88 9/30/89 9/30/90 9/30/91 9/30/92 9/30/93 9/30/94 9/30/95 9/30/96

Evergreen Fund
NASDAQ QTC Index
Russell 2000

(Customer to provide plot points)


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on September 30, 1996; (c) all recurring fees (including investment advisory fees), net of fee waivers and reimbursements, were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                               7

                                 EVERGREEN FUND

(Photo of Wall Street Sign appears here)

                            STATEMENT OF INVESTMENTS
                               SEPTEMBER 30, 1996

  SHARES                                           VALUE
COMMON STOCKS -- 80.8%
             BANKS -- 14.9%
    50,300   Amcore Financial, Inc............ $    1,031,150
   100,000*  American Bancshares, Inc.........        850,000
   100,000   American Federal Bank, FSB.......      1,762,500
    28,300   AmSouth Bancorp..................      1,259,350
   105,243   Arrow Financial Corp.............      2,407,434
   542,240   Bank of Boston Corp..............     31,382,140
     9,000   Bank of Commerce/San Diego.......        168,750
    25,000*  Bank Yorba Linda California......        262,500
   546,640   Barnett Banks, Inc...............     18,449,100
   161,625   BSB Bancorp, Inc.................      4,101,234
    18,000   Cape Cod Bank & Trust Co.........        373,500
    45,000   Central Fidelity Banks, Inc......      1,091,250
   230,015   Chittenden Corp..................      5,807,879
    50,000   Cole Taylor Financial
             Group, Inc.......................      1,500,000
    77,000   Comerica, Inc....................      3,965,500
    12,800   Compass Bancshares, Inc..........        440,000
    83,900   Cornerstone Bank**...............      1,106,431
    70,000   Corus Bankshares, Inc............      2,240,000
    28,700   Crestar Financial Corp...........      1,693,300
    14,800   Cullen/Frost Bankers, Inc........        445,850
   127,000   First Empire State Corp..........     31,623,000
   277,517   First Michigan Bank Corp.........      6,868,546
   100,000   First Palm Beach Bancorp., Inc...      2,325,000
   316,818   1st Source Corp..................      7,128,405
    62,500   First State Bancorp..............        875,000
    50,000   1st United Bancorp...............        537,500
   150,350   Fort Wayne National Corp.........      4,848,787
    36,602   Glacier Bancorp. Inc.............        878,448
   889,540   Hibernia Corp. Cl. A.............     10,118,517
    22,000   Hudson Chartered Bancorp, Inc....        484,000
     7,000   Letchworth Independent Bancshares
             Corp.............................        208,250
    10,000*  Letchworth Independent
             Bancshares Corp. warrants-
             $23, expiring 12/31/97...........         77,500
    94,000   Liberty Bancorp. Inc.............      3,572,000
    67,779   Magna Group, Inc.................      1,897,812
    11,000   Merchants Bancorp, Inc...........        341,000
    55,000   North Fork Bancorp, Inc..........      1,732,500
   100,203   Old Kent Financial Corp..........      4,246,102
   111,000   ONBANCorp, Inc...................      3,843,375
    21,500   One Valley Bancorp of West
             Virginia, Inc....................        849,250
    55,000   Sandwich Co-operative Bank.......      1,196,250
   100,000*  SC Bancorp.......................        700,000
  SHARES                                           VALUE

              BANKS -- CONTINUED

    19,700   Seacoast Banking Corp. of
             Florida Cl. A.................... $      462,950
    94,800   State Financial Services Corp....      1,753,800
   455,200*  Surety Capital Corp.**...........      2,048,400
    76,900   United Carolina
             Bancshares Corp..................      1,787,925
    88,550*  United Security Bancorp..........      1,295,044
    39,285   Univest Corp. of Pennsylvania....      1,242,585
    10,000   USBancorp, Inc...................        385,000
    17,640   Valley National Bancorp..........        447,615
    36,000   West Coast Bancorp, Inc. (Fla.)..        603,000
    32,340   West Coast Bancorp, Inc. (Ore.)..        634,673
    39,000   Westamerica Bancorp..............      1,969,500
                                                  177,319,602
             BUILDING, CONSTRUCTION &
             FURNISHINGS -- 3.8%
    30,000*  Castle & Cooke, Inc..............        495,000
    10,000   Cavalier Homes, Inc..............        185,000
   229,300   Clayton Homes, Inc...............      5,044,600
    99,700   Continental Homes
             Holding Corp.....................      1,782,138
    93,960*  D.R. Horton, Inc.................        916,110
    80,000*  Furniture Brands
             International, Inc...............      1,170,000
   160,900   Interface Systems, Inc...........      2,775,525
    95,800   Juno Lighting, Inc...............      1,592,675
    63,000   Kaufman & Broad Home Corp........        819,000
   100,000   La-Z-Boy Chair Co................      3,012,500
    70,000   Lennar Corp......................      1,557,500
    76,200*  M/I Schottenstein Homes, Inc.....        666,750
    70,000   Miller (Herman), Inc.............      2,835,000
   210,000*  Pacific Greystone Corp...........      2,178,750
    60,000   Pulte Corp.......................      1,537,500
   252,500*  Redman Industries, Inc...........      7,070,000
    60,000   Ryland Group, Inc................        892,500
    80,000*  Southern Energy Homes, Inc.......      1,280,000
   158,200   Standard Pacific Corp............        909,650
    90,000*  Sundance Homes, Inc..............        360,000
   377,300*  Toll Brothers, Inc...............      6,272,612
   101,500*  US Home Corp.....................      2,080,750
                                                   45,433,560
             BUSINESS EQUIPMENT &
             SERVICES -- 1.9%
    78,750*  Boole & Babbage, Inc.............      1,968,750
   110,000*  Cisco Systems, Inc...............      6,826,875
    47,000*  Data Translation, Inc............        528,750

8

                                 EVERGREEN FUND

(Photo of Wall Street Sign appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               SEPTEMBER 30, 1996

  SHARES                                           VALUE
COMMON STOCKS -- CONTINUED
              BUSINESS EQUIPMENT &
              SERVICES -- CONTINUED
   104,800*  Gradco Systems, Inc.............. $      432,300
   140,000*  Hvide Marine Inc.................      1,820,000
    70,000*  In Focus Systems, Inc............      1,006,250
    25,000*  Input/Output, Inc................        743,750
    20,000*  Intuit, Inc......................        630,000
    10,000*  Landmark Graphics Corp...........        293,750
    59,700*  Lumisys Inc......................        597,933
    20,000*  MetaTools Inc....................        420,000
    57,000*  Metromail Corp...................      1,232,625
   110,000   Sensormatic Electronics Corp.....      1,966,250
    15,000*  Verifone Inc.....................        671,250
   140,800*  Zebra Technologies Corp..........      3,608,000
                                                   22,746,483
             CHEMICAL & AGRICULTURAL
             PRODUCTS -- 2.1%
   182,000   H.B. Fuller Co...................      6,984,250
    30,000   Nalco Chemical Co................      1,087,500
    11,000   OM Group, Inc....................        418,000
   349,568   Schulman (A.), Inc...............      8,127,456
   140,000   Sigma-Aldrich Corp...............      7,980,000
                                                   24,597,206
             COMMUNICATION SYSTEMS &
             SERVICES -- 2.4%
   137,500*  Andrew Corp......................      6,857,812
    79,000*  Aspect Telecommunications
             Corp.............................      4,917,750
    85,000*  Boston Technology, Inc...........      1,211,250
    50,000*  Coherent Communications System
             Corp.............................        950,000
   108,000*  Coherent, Inc....................      3,807,000
    23,000*  Colonial Data Technologies
             Corp.............................        261,625
    50,000*  DSP Group, Inc...................        412,500
    40,000*  Inter-Tel, Inc...................        810,000
    70,000*  InterCel Inc.....................      1,470,000
    35,000*  Level One Communications, Inc....      1,198,750
    90,200*  Loral Space & Communications.....      1,420,650
    51,000*  U.S. Robotics Corp...............      3,295,875
   115,000*  Vertex Communications Corp.......      1,926,250
                                                   28,539,462
             CONSUMER PRODUCTS & SERVICES --
             5.2%
   140,000   Aaron Rents, Inc. Cl. B..........      1,820,000
  SHARES                                           VALUE

              CONSUMER PRODUCTS & SERVICES -- CONTINUED

   130,000*  American Business
             Information, Inc................. $    2,340,000
    46,200*  Broderbund Software, Inc.........      1,339,800
   165,300   Crown Crafts, Inc................      1,570,350
   226,530*  CUC International, Inc...........      9,032,884
    40,000   Fila Holdings SpA ADS............      3,845,000
    75,300*  Franklin Electronic
             Publishers, Inc..................        960,075
    89,000   Gucci Group......................      6,452,500
   267,250   Harman International
             Inds., Inc.......................     13,028,437
   196,030   K2, Inc..........................      5,121,284
   212,777   Lancaster Colony Corp............      8,138,720
    75,000*  LoJack Corp......................        815,625
    80,000*  Nautica Enterprises, Inc.........      2,580,000
   250,000*  Prime Hospitality Corp...........      4,125,000
    60,000*  Recovery Engineering, Inc........        742,500
                                                   61,912,175
             ELECTRICAL EQUIPMENT & SERVICES--
             1.1%
   200,000*  Atmel Corp.......................      6,175,000
   276,000   Baldor Electric Co...............      5,382,000
    50,700*  FEI Co...........................        614,738
    30,000   Franklin Electric Co., Inc.......      1,012,500
                                                   13,184,238
             FINANCE & INSURANCE -- 8.3%
   172,200   Allmerica Property & Casualty
             Cos., Inc........................      4,993,800
   184,400   AMBAC, Inc.......................     10,280,300
    50,000*  Automobile Protection Corp.......        235,156
    28,000   CapMAC Holdings, Inc.............        931,000
   111,900   Countrywide Credit
             Industries, Inc..................      2,867,438
    17,100   Enhance Financial Services Group
             Inc..............................        564,300
    20,500   Equitable of Iowa Cos............        850,750
   121,500   Executive Risk, Inc..............      4,677,750
   126,900   Federal Home Loan
             Mortgage Corp....................     12,420,337
   678,000   Federal National
             Mortgage Association.............     23,645,250
    60,000   First American Financial Corp....      2,107,500
    50,000*  First Enterprise Financial
             Group............................        500,000
    85,000*  FPIC Insurance Group, Inc........      1,126,250
    93,100   John Nuveen Co. (The) Cl. A......      2,513,700
    35,900   MBIA, Inc........................      3,078,425
   253,800   MGIC Investment Corp.............     17,099,775

                                                                               9

                                 EVERGREEN FUND

(Photo of Wall Street Sign appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               SEPTEMBER 30, 1996

  SHARES                                           VALUE
COMMON STOCKS -- CONTINUED
              FINANCE & INSURANCE -- CONTINUED
    39,400*  Oxford Health Plans, Inc......... $    1,960,150
    16,600   PennCorp Financial Group, Inc....        535,350
    23,992   Providian Corp...................      1,031,656
    43,000   ReliaStar Financial Corp.........      2,042,500
    71,531   Resource Bancshares Mortgage
             Group, Inc.......................        929,903
    30,000   State Auto Financial Corp........        442,500
    59,500   Trenwick Group Inc...............      3,079,125
    14,100   Vesta Insurance Group Inc........        541,088
                                                   98,454,003
             FOOD RETAILING &
             DISTRIBUTION -- .3%
    16,500   Coca-Cola Bottling Co. Cl. B
             Consolidated+....................        627,000
   134,000   Seaway Food Town, Inc.**.........      2,546,000
                                                    3,173,000
             HEALTHCARE PRODUCTS &
             SERVICES -- 12.7%
    65,000   Arbor Drugs, Inc.................      1,413,750
    51,500   Arrow International, Inc.........      1,776,750
    40,000*  Arterial Vascular
             Engineering, Inc.................      1,070,000
    50,000   Beckman Instruments, Inc.........      1,943,750
   100,000*  Beverly Enterprises, Inc.........      1,087,500
    18,750*  Bio-Rad Laboratories, Inc. Cl.
             A................................        539,063
   190,000   Biomet, Inc......................      3,111,250
    78,298*  Boston Scientific Corp...........      4,502,135
    15,000*  Circon Corp......................        262,500
   130,200   Columbia / HCA
             Healthcare Corp..................      7,405,125
    78,000*  Exactech, Inc....................        555,750
    40,000*  Express Scripts, Inc.............      1,450,000
    45,828*  FHP International Corp...........      1,712,822
    28,974*  Foundation Health Corp...........        981,494
   110,000   HBO & Co.........................      7,342,500
    47,050*  Health Management
             Associates, Inc..................      1,170,369
    15,000*  Health Management
             Systems, Inc.....................        438,750
    30,000*  Health Systems International,
             Inc..............................        851,250
    11,800*  Healthsouth Corp.................        452,825
    25,000*  Heartstream Inc..................        356,250
   240,000*  Idexx Laboratories, Inc..........     10,860,000
    30,000   Invacare Corp....................        840,000
   390,000   Johnson & Johnson................     19,987,500
    69,100*  Laser Industries, Ltd............        950,125
  SHARES                                           VALUE
              HEALTHCARE PRODUCTS &
              SERVICES -- CONTINUED
    13,400*  Lincare Holdings, Inc............ $      536,000
   145,600*  Living Centers of America, Inc...      3,640,000
    30,000*  Maxxim Medical, Inc..............        427,500
   117,900   McKesson Corp....................      5,585,512
    34,400*  Medic Computer Systems, Inc......      1,251,300
   144,361   Medpartners/Mullikin, Inc........      3,284,213
   500,000   Merck & Co., Inc.................     35,187,500
    35,000   Meridian Diagnostics, Inc........        468,125
    17,000*  OrNda Healthcorp.................        465,375
   125,000*  Regency Health Services, Inc.....      1,390,625
    50,000*  Regeneron Pharmaceuticals, Inc...      1,006,250
    20,000*  Research Med Inc.................        347,500
    45,000*  Salick Health Care, Inc..........      1,743,750
   127,500*  St. Jude Medical, Inc............      5,147,812
   468,000*  Stryker Corp.....................     14,098,500
   128,000*  Sun Healthcare Group, Inc........      1,664,000
    35,600   Superior Surgical Manufacturing
             Co., Inc.........................        422,750
    75,750*  Tecnol Medical Products, Inc.....      1,088,906
    50,000*  Tenet Healthcare Corp............      1,112,500
    45,600   West Co., Inc. (The).............      1,179,900
                                                  151,109,476
             INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES -- 8.2%
    70,000*  ADFlex Solutions, Inc............        735,000
    90,500   AptarGroup, Inc..................      2,907,313
    30,000   BHA Group Inc....................        435,000
    55,000*  Brooks Automation, Inc...........        694,375
    40,500*  Chemfab Corp.....................        546,750
    75,000   Commonwealth Aluminum Corp.......      1,265,625
   145,000*  Dionex Corp......................      5,510,000
    44,600   Dover Corp.......................      2,129,650
   146,000   Fisher Scientific International,
             Inc..............................      6,022,500
   129,800   FlightSafety International,
             Inc..............................      5,792,325
    44,200   Furon Co.........................      1,105,000
    54,200   Garan, Inc.......................        907,850
    43,200*  Global Industrial
             Technologies, Inc................        793,800
    70,000*  Global Industries, Inc...........      1,111,250
    70,000   Kaydon Corp......................      3,010,000
    78,800   Keystone Intl Inc................      1,546,450
    22,000   Kysor Industrial Corp............        591,250
    92,900*  Lear Corp........................      3,065,700
   170,800   Leggett & Platt, Inc.............      5,017,250

10

                                 EVERGREEN FUND

(Photo of Wall Street Sign appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               SEPTEMBER 30, 1996

  SHARES                                           VALUE
COMMON STOCKS -- CONTINUED
              INDUSTRIAL SPECIALTY PRODUCTS & SERVICES -- CONTINUED
    61,900   Medusa Corp...................... $    1,903,425
    18,000*  Moog, Inc........................        405,000
    43,400   Nacco Industries, Inc. Cl. A.....      2,072,350
    66,000*  Osmonics, Inc....................      1,303,500
   107,600*  Park Electrochemical Corp........      2,192,350
   193,358*  Paxar Corp.......................      3,166,237
    19,500   Roanoke Electric Steel Corp......        253,500
   117,200   Robbins & Myers, Inc.............      2,651,650
    40,000*  Simula, Inc......................        655,000
   223,500   Snap-on, Inc.....................      7,179,937
   185,000   Spartech Corp....................      1,780,625
    20,000*  Special Devices, Inc.............        295,000
   147,200   Tecumseh Products Co. Cl. A......      7,985,600
    57,800   Tecumseh Products Co. Cl. B......      2,933,350
   115,000   Teleflex, Inc....................      5,706,875
    25,000   Trinova Corp.....................        787,500
   202,400*  UCAR International, Inc..........      8,197,200
    50,000   Wescast Inds. Inc................        950,000
    19,400   Woodward Governor Co.............      1,804,200
   108,800   Zero Corp........................      2,067,200
                                                   97,477,587
             INFORMATION SERVICES &
             TECHNOLOGY -- 7.0%
    89,850*  Analytical Surveys, Inc..........        988,350
   120,000   Autodesk, Inc....................      3,105,000
    19,000*  Black Box Corp...................        627,000
    30,000   Computer Associates
             International, Inc...............      1,792,500
   110,000*  Dialogic Corp....................      3,905,000
   148,565   First Data Corp..................     12,126,618
    95,000*  Gateway 2000 Inc.................      4,548,125
   240,000   Hewlett-Packard Co...............     11,700,000
   205,000   Intel Corp.......................     19,564,687
    10,000*  Intel Corp. warrants-
             $41.75, expiring 3/14/98.........        567,500
    40,000*  Intersolv, Inc...................        370,000
    77,437   Molex, Inc.......................      2,884,528
    50,000*  Mylex Corp.......................        787,500
    70,000*  NetManage, Inc...................        614,688
    30,000*  Optical Data Systems, Inc........        510,000
    90,000*  Parametric Technology Corp.......      4,443,750
   203,000*  Sun Microsystems, Inc............     12,611,375
   113,000*  Trimble Navigation Ltd...........      1,878,625
                                                   83,025,246
             OIL -- .2%
   100,000*  COHO Energy Inc..................        712,500
  SHARES                                           VALUE

              OIL -- CONTINUED

    27,730   Tosco Corp....................... $    1,521,684
                                                    2,234,184
             PAPER & PACKAGING -- .7%
    90,000   Avery Dennison Corp..............      4,995,000
   166,662   Wausau Paper Mills Co............      3,208,244
                                                    8,203,244
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 5.0%
   130,000   Belo A H Corp....................      4,485,000
   130,000   Cadmus Communications Corp.......      2,177,500
   428,500*  Clear Channel
             Communications, Inc..............     37,922,250
    22,500*  Evergreen Media Corp.............        703,125
    50,000*  EZ Communications, Inc. Cl. A....      2,200,000
   190,800*  Jacor Communications, Inc........      6,582,600
   190,000   Wiley (John) & Sons, Inc., Cl.
             A................................      5,486,250
                                                   59,556,725
             REAL ESTATE -- 1.5%
   138,760*  Alexander's, Inc.................      9,609,130
    46,200   Apartment Investment &
             Management Co....................        970,200
    54,000   Chelsea GCA Realty, Inc..........      1,653,750
    29,300   Del Webb Corp....................        509,087
    47,400*  FRP Properties, Inc..............        971,700
    50,000   Horizon Group, Inc...............      1,031,250
   120,000*  Host Marriott Corp...............      1,740,000
    40,000   Irvine Apartment
             Communities, Inc.................        885,000
    30,500   Wellsford Residential
             Property Trust...................        671,000
                                                   18,041,117
             RETAILING & WHOLESALE -- 3.1%
   110,000   Avnet, Inc.......................      5,335,000
    35,600   Blair Corp.......................        765,400
    35,000*  Burlington Coat Factory
             Warehouse........................        385,000
    40,000*  Cole National Corp...............        925,000
   224,200   Dillard Department
             Stores, Inc. Cl. A...............      7,230,450
   268,800   Fingerhut Cos., Inc..............      3,561,600
    17,000*  Harold's Stores, Inc.............        242,250
    70,200   Heilig-Meyers Co.................      1,096,875
    59,800*  Jones Apparel Group, Inc.........      3,812,250
   179,236*  Leslie's Poolmart................      2,106,023
   106,000   Lowe's Cos., Inc.................      4,332,750

                                                                              11

                                 EVERGREEN FUND

(Photo of Wall Street Sign appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               SEPTEMBER 30, 1996

  SHARES                                           VALUE
COMMON STOCKS -- CONTINUED
              RETAILING & WHOLESALE -- CONTINUED
   114,100   Mercantile Stores Co., Inc....... $    6,161,400
    10,000   Talbots Inc......................        300,000
                                                   36,253,998
             THRIFT INSTITUTIONS -- .7%
    50,000   Collective Bancorp, Inc..........      1,425,000
   275,000   Dime Financial Corp.**...........      4,743,750
    73,500*  Hawthorne Financial Corp.........        532,875
    50,000   Imperial Thrift & Loan
             Associates.......................        681,250
    20,000   People's Savings Financial
             Corp.............................        570,000
                                                    7,952,875
             TRANSPORTATION -- 1.7%
   125,000   Atlantic Southeast Airlines,
             Inc..............................      2,750,000
   108,000   Delta Air Lines, Inc.............      7,776,000
   144,977*  Heartland Express, Inc...........      4,095,600
    13,000   Pittston Brink's Group...........        407,875
    75,000   Skywest, Inc.....................      1,068,750
    65,000   Southwest Airlines Co............      1,486,875
   120,000   Us Freightways Corp..............      2,460,000
                                                   20,045,100
               TOTAL COMMON STOCKS
                  (COST $545,267,792).........    959,259,281

 PRINCIPAL
  AMOUNT
$
SHORT-TERM INVESTMENTS -- 19.4%
              COMMERCIAL PAPER -- 15.5%
              American Home Food
              Products, Inc.
 10,000,000   5.33%, 10/1/96.................     10,000,000
  3,000,000   5.33%, 10/28/96................      2,988,008
 19,400,000   Associates First Capital
              Corporation
              5.32%, 11/1/96.................     19,311,126
  4,300,000   B.I. Funding, Inc.
              5.38%, 11/1/96.................      4,280,079
              BMW U.S. Capital Corp.
 24,600,000   5.35%, 10/30/96................     24,493,981
  1,000,000   5.38%, 10/3/96.................        999,701
  1,400,000   5.40%, 10/23/96................      1,395,380
 18,500,000   Cemex S.A. Series B
              5.37%, 10/18/96................     18,453,087
  5,700,000   Chubb Capital Corporation
              5.35%, 10/11/96................      5,691,529

 PRINCIPAL
  AMOUNT                                          VALUE

SHORT-TERM INVESTMENTS -- CONTINUED
              COMMERCIAL PAPER -- CONTINUED

$15,800,000   Golden Managers
              Acceptance Corp.
              5.29%, 10/2/96................. $   15,797,678
    900,000   H.J. Heinz Co.
              5.36%, 10/24/96................        896,918
 16,700,000   Korea Development Bank
              5.38%, 10/15/96................     16,665,060
 14,900,000   Nynex Corp.
              5.37%, 10/18/96................     14,862,216
 26,700,000   Raytheon Co
              5.34%, 10/7/96.................     26,676,237
  3,000,000   Sony Capital Corp.
              5.34%, 10/8/96.................      2,996,885
  6,800,000   Warner Lambert Company
              5.27%, 10/9/96.................      6,792,036
  4,700,000   Whirlpool Financial Corp.
              5.40%, 10/15/96................      4,690,130
  6,600,000   Xerox Credit Corp
              5.30%, 11/8/96.................      6,563,077
                                                 183,553,128
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.9%
 47,000,000   Federal National Mortgage
              Association
              5.26%, 10/11/96................     46,931,328
              TOTAL SHORT-TERM INVESTMENTS
                (COST $230,484,457)..........    230,484,456
              TOTAL INVESTMENTS --
                (COST $775,752,249)... 100.2%  1,189,743,737
              OTHER ASSETS AND
                LIABILITIES -- NET....   (.2)     (2,037,419)
              NET ASSETS.............. 100.0% $1,187,706,318

 * Non-income producing securities.
** Investment in non-controlled affiliate-holding over 5% of outstanding voting securities. During the year ended September 30, 1996, the Fund recognized $123,035 in dividend income from these securities.
 + No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees.
ADS -- American Depositary Shares
See accompanying notes to financial statements.
12

                                 EVERGREEN FUND

(Photo of Wall Street Sign appears here)

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996

ASSETS:
   Investments at value (identified cost $775,752,249).........................................................  $1,189,743,737
   Cash........................................................................................................         160,069
   Receivable for investment securities sold...................................................................       5,238,608
   Receivable for Fund shares sold.............................................................................       4,163,335
   Dividends receivable........................................................................................         854,452
   Prepaid expenses............................................................................................          44,302
         Total assets..........................................................................................   1,200,204,503
LIABILITIES:
   Payable for investment securities purchased.................................................................      10,101,191
   Payable for Fund shares repurchased.........................................................................         808,183
   Accrued advisory fee........................................................................................         971,169
   Distribution fee payable....................................................................................         347,348
   Accrued expenses............................................................................................         270,294
         Total liabilities.....................................................................................      12,498,185
NET ASSETS.....................................................................................................  $1,187,706,318
NET ASSETS CONSIST OF:
   Paid-in capital.............................................................................................  $  743,677,955
   Undistributed net investment income.........................................................................       5,218,172
   Undistributed net realized gain on investment transactions..................................................      24,818,703
   Net unrealized appreciation of investments..................................................................     413,991,488
         Net assets............................................................................................  $1,187,706,318
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($87,257,741 4,946,132 shares of beneficial interest outstanding)............................  $        17.64
   Sales charge -- 4.75% of offering price.....................................................................             .88
         Maximum offering price................................................................................  $        18.52
   Class B Shares ($253,847,074 14,517,490 shares of beneficial interest outstanding)..........................  $        17.49
   Class C Shares ($5,974,651 342,087 shares of beneficial interest outstanding)...............................  $        17.47
   Class Y Shares ($840,626,852 47,464,143 shares of beneficial interest outstanding)..........................  $        17.71

See accompanying notes to financial statements.
                                                                              13

                                 EVERGREEN FUND

(Photo of Wall Street Sign appears here)

                            STATEMENT OF OPERATIONS
                               SEPTEMBER 30, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $6,702)......................................                $  9,826,134
   Interest....................................................................................                   9,661,932
      Total investment income..................................................................                  19,488,066
EXPENSES:
   Advisory fee................................................................................  $ 9,145,287
   Distribution fee -- Class A Shares..........................................................      149,922
   Distribution fee -- Class B Shares..........................................................    1,185,957
   Shareholder services fee -- Class B Shares..................................................      395,318
   Distribution fee -- Class C Shares..........................................................       30,875
   Shareholder services fee -- Class C Shares..................................................       10,292
   Transfer agent fee..........................................................................      856,272
   Reports and notices to shareholders.........................................................      347,090
   Custodian fee...............................................................................      248,744
   Registration and filing fees................................................................       99,975
   Trustees' fees and expenses.................................................................       52,100
   Professional fees...........................................................................       39,500
   Insurance expense...........................................................................        3,949
   Miscellaneous...............................................................................       48,953
      Total expenses...........................................................................   12,614,234
   Less: Expense reimbursements................................................................       (9,740)
      Net expenses.............................................................................                  12,604,494
Net investment income..........................................................................                   6,883,572
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions................................................                  26,342,145
   Net increase in unrealized appreciation of investments......................................                 127,948,227
Net gain on investments........................................................................                 154,290,372
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................                $161,173,944

See accompanying notes to financial statements.
14

                                 EVERGREEN FUND

(Photo of Wall Street Sign appears here)

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                         SEPTEMBER 30,      SEPTEMBER 30,
                                                                                             1996               1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income..............................................................  $     6,883,572    $     2,632,001
   Net realized gain on investment transactions.......................................       26,342,145         27,142,401
   Net change in unrealized appreciation of investments...............................      127,948,227        107,314,951
      Net increase in net assets resulting from operations............................      161,173,944        137,089,353
DISTRIBUTION TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares.....................................................................         (140,066)                --
   Class B Shares.....................................................................         (104,944)                --
   Class C Shares.....................................................................           (3,361)                --
   Class Y Shares.....................................................................       (3,380,345)        (2,383,433)
      Total distributions from net investment income..................................       (3,628,716)        (2,383,433)
   FROM NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares.....................................................................       (1,345,646)                --
   Class B Shares.....................................................................       (3,481,371)                --
   Class C Shares.....................................................................          (94,635)                --
   Class Y Shares.....................................................................      (21,876,223)       (70,360,416)
      Total distributions from net realized gain on investments.......................      (26,797,875)       (70,360,416)
      Total distributions to shareholders.............................................      (30,426,591)       (72,743,849)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold..........................................................    1,696,117,113      1,350,882,223
   Proceeds from acquisition of FFB Lexicon Small Company Growth Fund.................       27,158,980                 --
   Proceeds from reinvestment of distributions........................................       27,083,002         66,336,031
   Payment for shares redeemed........................................................   (1,411,176,445)    (1,289,695,764)
      Net increase resulting from Fund share transactions.............................      339,182,650        127,522,490
      Net increase in net assets......................................................      469,930,003        191,867,994
NET ASSETS:
   Beginning of year..................................................................      717,776,315        525,908,321
   End of year (including undistributed net investment income of $5,218,172 and
     $1,963,316, respectively)........................................................  $ 1,187,706,318    $   717,776,315

See accompanying notes to financial statements.
                                                                              15

                                 EVERGREEN FUND
                      CLASS A, CLASS B AND CLASS C SHARES

(Photo of Wall Street Sign appears here)

                              FINANCIAL HIGHLIGHTS

                                                             CLASS A SHARES                CLASS B SHARES             CLASS C
                                                                      JANUARY 3,                     JANUARY 3,
                                                                         1995*                          1995*         SHARES
                                                       YEAR ENDED       THROUGH      YEAR ENDED        THROUGH      YEAR ENDED
                                                      SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,
                                                          1996           1995           1996            1995           1996
PER SHARE DATA:
Net asset value, beginning of period.................     $15.55        $ 11.97         $15.48          $11.97         $15.48
Income from investment operations:
  Net investment income (loss).......................        .12            .01           (.03)           (.02)            --
  Net realized and unrealized gain on investments....       2.61           3.57           2.64            3.53           2.61
    Total from investment operations.................       2.73           3.58           2.61            3.51           2.61
Less distributions to shareholders from:
  Net investment income..............................       (.06)            --           (.02)             --           (.04)
  Net realized gains.................................       (.58)            --           (.58)             --           (.58)
    Total distributions..............................       (.64)            --           (.60)             --           (.62)
Net asset value, end of period.......................     $17.64        $ 15.55        $ 17.49          $15.48        $ 17.47
TOTAL RETURN+........................................      18.1%          29.9%          17.3%           29.3%          17.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)..............        $87            $29           $254             $74             $6
Ratios to average net assets:
  Expenses...........................................      1.45%          1.70%#++       2.18%           2.32%#++       2.14%#
  Interest expense...................................         --           .01%++           --            .01%++           --
  Net investment income (loss).......................       .63%           .13%#++       (.10%)          (.48%)#++      (.07%)#
Portfolio turnover rate..............................        15%            19%            15%             19%            15%
Average commission rate paid per share...............    $ .0603            N/A        $ .0603             N/A        $ .0603

                                                        JANUARY 3,
                                                           1995*
                                                          THROUGH
                                                       SEPTEMBER 30,
                                                           1995
PER SHARE DATA:
Net asset value, beginning of period.................      $11.97
Income from investment operations:
  Net investment income (loss).......................        (.01)
  Net realized and unrealized gain on investments....        3.52
    Total from investment operations.................        3.51
Less distributions to shareholders from:
  Net investment income..............................          --
  Net realized gains.................................          --
    Total distributions..............................          --
Net asset value, end of period.......................      $15.48
TOTAL RETURN+........................................       29.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)..............          $2
Ratios to average net assets:
  Expenses...........................................       2.12%#++
  Interest expense...................................        .01%++
  Net investment income (loss).......................       (.31%)#++
Portfolio turnover rate..............................         19%
Average commission rate paid per share...............         N/A

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations would have been the following:

                                                              CLASS A SHARES    CLASS B SHARES            CLASS C SHARES
                                                                JANUARY 3,        JANUARY 3,                        JANUARY 3,
                                                                  1995*             1995*                              1995*
                                                                 THROUGH           THROUGH         YEAR ENDED         THROUGH
                                                              SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                                                   1995              1995             1996             1995
Expenses...................................................        1.75%             2.34%            2.38%             5.31%
Net investment income (loss)...............................         .08%             (.50%)           (.31%)           (3.50%)

See accompanying notes to financial statements.
16

                                 EVERGREEN FUND
                                 CLASS Y SHARES

(Photo of Wall Street Sign appears here)

                              FINANCIAL HIGHLIGHTS

                                                                                                   CLASS Y SHARES
                                                                                              YEAR ENDED SEPTEMBER 30,
                                                                                         1996      1995      1994      1993
PER SHARE DATA:
Net asset value, beginning of year...................................................   $15.59    $14.62    $14.46    $13.10
Income from investment operations:
  Net investment income..............................................................      .24       .10       .07       .09
  Net realized and unrealized gain on investments....................................     2.55      3.10       .79      1.96
    Total from investment operations.................................................     2.79      3.20       .86      2.05
Less distributions to shareholders from:
  Net investment income..............................................................     (.09)     (.07)     (.09)     (.07)
  Net realized gains.................................................................     (.58)    (2.16)     (.61)     (.62)
    Total distributions..............................................................     (.67)    (2.23)     (.70)     (.69)
Net asset value, end of year.........................................................   $17.71    $15.59    $14.62    $14.46
TOTAL RETURN*........................................................................    18.4%     26.8%      6.2%     15.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of year (in millions)................................................     $841      $612      $526      $657
Ratios to average net assets:
  Expenses...........................................................................    1.15%     1.16%     1.13%     1.11%
  Interest expense...................................................................       --      .06%      .09%      .01%
  Net investment income..............................................................     .93%      .53%      .40%      .60%
Portfolio turnover rate..............................................................      15%       19%       19%       21%
Average commission rate paid per share...............................................   $.0603       N/A       N/A       N/A

                                                                                        1992
PER SHARE DATA:
Net asset value, beginning of year...................................................   $13.32
Income from investment operations:
  Net investment income..............................................................      .09
  Net realized and unrealized gain on investments....................................      .55
    Total from investment operations.................................................      .64
Less distributions to shareholders from:
  Net investment income..............................................................     (.17)
  Net realized gains.................................................................     (.69)
    Total distributions..............................................................     (.86)
Net asset value, end of year.........................................................   $13.10
TOTAL RETURN*........................................................................     5.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of year (in millions)................................................     $772
Ratios to average net assets:
  Expenses...........................................................................    1.13%
  Interest expense...................................................................       --
  Net investment income..............................................................     .56%
Portfolio turnover rate..............................................................      32%
Average commission rate paid per share...............................................      N/A

* Total return is calculated on net asset value per share for the periods indicated.
See accompanying notes to financial statements.
                                                                              17

                        EVERGREEN AGGRESSIVE GROWTH FUND

(Photo of beakers appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
HAROLD J. IRELAND, JR.
   We are pleased to present this annual report for the            (Photo of
Evergreen Aggressive Growth Fund for the fiscal year ended         Harold J.
September 30, 1996. Our strategies were again successful in        Ireland, Jr.
producing returns for the Fund that ranked it near the top of      appears here)
its peer group while having a low portfolio turnover rate. For the trailing twelve months ended September 30, the total return for the Fund's Class A shares at net asset value (NAV) ranked in the top 14%, #25 of 175 funds in the Lipper Capital
Appreciation Funds group during that time*. This is in line with the Fund's ranking in the top 16%, #13 of 80 Lipper
Capital Appreciation Funds, for its five-year total return ended September 30. The total return for the Fund's Class A shares at NAV ranked in the top 30%, #16 of the 54 capital appreciation funds tracked by Lipper for the ten-year period ended September 30. Our long-term investment philosophy resulted in a portfolio turnover rate for the Fund of just 33% for fiscal 1996. MANAGEMENT DISCUSSION AND PERFORMANCE REVIEW
   At the end of the fiscal year, net asset value per share for Class A shares was $21.04, up 25.6% over the prior year (adjusted for the $0.639 per share long term capital gain distribution paid to shareholders on December 19, 1995). This compares with the total returns of 13.1% for the unmanaged Russell 2000 Index+ and 16.0% for the Lipper Capital Appreciation Funds of 175 funds for the same period.
   Over the long term, Evergreen Aggressive Growth Fund has outperformed its Lipper peer group by a large margin. For most of the twelve calendar years the Fund has been in existence, it has bettered its Lipper peer group by an average of four percentage points per year. Only 1987 and 1994 showed underperformance as compared with our Lipper peer group.
   We are also very pleased to be able to say that the Fund's average annual compound returns have been significantly better than the Lipper peer group and the Russell 2000 Index for each of the one-, three-, five-and ten-year periods, as detailed in the table below:

                 EVERGREEN AGGRESSIVE            LIPPER
PERIOD ENDED         GROWTH FUND          CAPITAL APPRECIATION
  9/30/96          (CLASS A, NAV)**          FUNDS AVERAGE*         RUSSELL 2000 INDEX+
 One-Year                 25.6%                    16.0%                    13.1%
 Three-Year               15.5%                    13.2%                    12.7%
 Five-Year                18.7%                    14.2%                    15.8%
 Ten-Year                 15.3%                    12.4%                    11.9%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 * SOURCE: LANA -- LIPPER ANALYTICAL NEW APPLICATIONS. LIPPER ANALYTICAL SERVICES, INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER PERFORMANCE FIGURES AND RANKINGS DO NOT INCLUDE SALES CHARGES, AND IF INCLUDED, FIGURES WOULD BE LOWER AND RANKINGS MAY BE DIFFERENT.
   THE FUND ALSO OFFERS OTHER CLASSES OF SHARES DESIGNATED AS CLASS B, CLASS C, AND CLASS Y. PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION REGARDING THESE CLASSES OF SHARES.
** PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN
   DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
 + THE RUSSELL 2000 INDEX IS AN UNMANAGED REINVESTED INDEX OF SELECTED
   SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
18

                        EVERGREEN AGGRESSIVE GROWTH FUND

(Photo of beakers appears here)

           The Fund's Class A shares are subject to a 4.75% front end sales charge, which is not reflected in the performance figures above. The Fund's one-, three-, five- and ten-year average annual returns as of September 30, 1996, for its Class A shares with the maximum 4.75% front-end sales charge were 19.7%,13.7%, 17.5% and 14.8%, respectively. (For additional performance information, please see page 22.)
ECONOMIC AND INVESTMENT BACKGROUND
   The economic background during the past year has been generally favorable for your Fund, with somewhat stronger than expected economic growth and somewhat less than expected inflation. The disinflationary trends that have continued in force for several years are supportive of our strategies and of growth stock investing. Companies that can produce sustained double-digit revenue growth and maintain or improve margins in an environment of stable pricing are in shorter supply and command higher price earnings multiples. There is an increasing payoff on finding and sticking with our long-term corporate winners.
PORTFOLIO PROFILE
   Owning superior companies that can sustain high revenue and profit growth over the long term has been the key to the Fund's success. The profile below lists some of the characteristics that have been most important for the companies owned. At September 30, 1996, the Fund's 31 holdings had the following average position profile on a dollar-weighted basis:

Revenue Growth (five years, compounded)                                                    42%
Earnings Per Share Growth (five years, compounded)                                         42%
Return on Equity (twelve months)                                                           29%
Net Profit Margin (after tax)                                                             8.8%
Median Market Value                                                               $2.6 billion
Long-Term Debt as a Percent of Total Capital                                               20%
Beta++                                                                                    1.39
Median Daily Trading Volume (calendar year-to-date)                             625,000 shares
Price/Earnings Ratio (twelve months' earnings per share)                                  40.1

   These characteristics reflect our strategy to own the best companies in their respective industries and to pay a fair price for their established superior growth. While these numbers reflect the companies' past achievements, our successful growth stock investing process also focuses on current business trends and future growth opportunities for each company.
PHILOSOPHY AND STRATEGY
   Most simply put, our philosophy has always been to go with the winners and to hold on for the long term. A rigorous quantitative screening process produces a list of candidates for the portfolio and helps separate the contenders from the pretenders. In-depth analysis of the company, its products and/or services, the management team and their past successes and current commitment contribute to the final selection. Finally, careful
++ BETA IS A MEASURE OF THE MARKET RISK OF A FUND'S PORTFOLIO, ILLUSTRATING THE
   VOLATILITY OF THE NET ASSET PER SHARE OF A MUTUAL FUND AS COMPARED WITH THE MARKET AS A WHOLE (AS MEASURED BY S&P 500 REINVESTED INDEX WHICH IS ASSIGNED A BETA OF ONE). A BETA OF LESS THAN ONE INDICATES THAT A FUND WOULD FLUCTUATE LESS THAN THE MARKET AND GREATER THAN ONE INDICATES IT WOULD FLUCTUATE MORE THAN THE MARKET.
                                                                              19

                        EVERGREEN AGGRESSIVE GROWTH FUND

(Photo of beakers appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
judgment of each company's growth opportunity and the current structure of its industry's competition are essential in completing the selection process. This style has often led to a concentrated portfolio. At September 30, the portfolio held 31, predominantly mid-cap companies. This was a significant increase from holdings of 24 companies at 1995 fiscal year-end. Since we believe in focusing on and sticking with established, dominant companies and do not believe in trading down in quality, the Fund is more concentrated than many. In addition to greater concentration on established growth leaders, our philosophy also has led to lower portfolio turnover, which helps to lower expenses which, in turn, can result in a higher after-tax return to shareholders.
INDUSTRY WEIGHTINGS AND PORTFOLIO HIGHLIGHTS
   Business Services comprised 20.3% of net assets and includes the shares of companies that help other companies lower costs and increase quality and productivity through outsourcing. APAC Teleservices, Inc., the leader in the outsourcing of customer services by telephone, is now the second largest portfolio position and has been our most successful holding in terms of price appreciation for the calendar year-to-date.
   Computers, Information Services and Technology sectors represented 21.7% of net assets and includes major positions in Cisco Systems, Microsoft and Parametric Technologies. Each of these companies are not only dominant in their businesses, but also dictate the structure of competition to all their competitors.
   Healthcare companies constituted 13.9% of the portfolio. The leading position is Medtronic, Inc., the world's largest maker of implantable biomedical devices, including pacemakers and cardiovascular support systems.
   Specialty Retail comprised 25.0% of net assets. Holdings in this sector are companies that offer the consumer a better value and that consolidate their respective industries by taking market share from weaker entities. Tommy Hilfiger and Viking Office Products are our new names in this sector in the past year, joining our continuing large positions in Office Depot and Home Depot.
   Environmental Services at 8.0% of net assets consists of our position in Republic Industries, a fast growing consolidator of the highly fragmented waste service, security and car resale industries with a strong management team and proven track record.
   Financial Services comprised 5.4% of net assets and includes our major position in Green Tree Financial, the dominant company in providing loans for the manufactured housing industry. Green Tree also provides specialty loans and insurance for motorcycles, boats and utility vehicles.
   The Oil/Gas sector at 5.1% of net assets consists of our position in Transocean Offshore, the world's leading offshore contract driller with a dominant position in deep water and harsh environmental drilling.
20

                        EVERGREEN AGGRESSIVE GROWTH FUND

(Photo of beakers appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
PORTFOLIO THEMES
   Each of our highlighted holdings participate in key investment themes that I believe will carry through into the next century. Global trends of disinflation are forcing companies to become ever more efficient, to lower their costs and to specialize in what they do best. Global consumerism, leveraged by the information technology revolution, is forcing companies to give the customer better quality with more convenience at a lower price. These trends are most evident in the U.S., but are emerging in Europe and Asia and will be global. Change is more rapid than ever. Being the best and being dominant in a specialty or niche is more highly rewarded. Companies can not be all things to all people. Technology is both a solution and a driver for this process. Technology encompasses not only the computers and chips, but also the processes and techniques, such as software, communications and outsourcing. Identifying, investing in and sticking with the beneficiaries of these themes is what has produced and we hope will continue to produce the success of Evergreen Aggressive Growth Fund. In terms of investment style, your portfolio manager strives to be a marathon investor rather than a sprinter.
   Thank you for investing in our Fund. May we continue to run in this marathon race toward investment success together.
                                                                              21

                        EVERGREEN AGGRESSIVE GROWTH FUND

(Photo of beakers appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN AGGRESSIVE GROWTH FUND
     The graphs below compare a $10,000 investment in the Evergreen Aggressive Growth Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the NASDAQ Industrials Index ("Index").


CLASS A 1 YEAR TOTAL RETURN = 19.7%
AVERAGE ANNUAL COMPOUND
RETURN: 5-YEAR = 17.5% 10-YEAR = 14.8%

(graph appears here)

                           9/30/86 9/30/87 9/30/88 9/30/89 9/30/90 9/30/91 9/30/92 9/30/93 9/30/94 9/30/95 9/30/96

Evergreen Aggressive Growth Fund
NASDAQ Industrials Index

(Customer to provide plot points)



CLASS B 1 YEAR TOTAL RETURN = 19.9%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 25.0%

(graph appears here)

                           7/7/95*  9/30/95  3/31/96  9/30/96

Evergreen Aggressive Growth Fund
NASDAQ Industrials Index

(Customer to provide plot points)


CLASS C 1 YEAR TOTAL RETURN = 24.1%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 26.8%

(graph appears here)

                           8/3/95*  9/30/95  3/31/96  9/30/96

Evergreen Aggressive Growth Fund
NASDAQ Industrials Index

(Customer to provide plot points)


CLASS Y 1 YEAR TOTAL RETURN = 25.8%
AVERAGE ANNUAL COMPOUND RETURN
SINCE INCEPTION = 20.7%

(graph appears here)

                           7/11/95*  9/30/95  3/31/96  9/30/96

Evergreen Aggressive Growth Fund
NASDAQ Industrials Index

(Customer to provide plot points)



*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on September 30, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
22

                        EVERGREEN AGGRESSIVE GROWTH FUND

(Photo of beakers appears here)

                            STATEMENT OF INVESTMENTS
                               SEPTEMBER 30, 1996

 SHARES                                             VALUE
COMMON STOCKS -- 99.4%
           BUSINESS SERVICES -- 20.3%
 200,000*  APAC TeleServices, Inc............... $ 10,250,000
 140,000   Danka Business Systems, ADR..........    5,565,000
  85,000   First Data Corporation...............    6,938,125
  25,000*  Fiserv, Inc..........................      956,250
  37,000*  Medic Computer Systems, Inc..........    1,345,875
 150,000*  Sterling Commerce, Inc...............    4,425,000
                                                   29,480,250
           COMPUTERS -- 8.1%
  30,000*  Adaptec, Inc.........................    1,800,000
 160,000*  Cisco Systems, Inc...................    9,930,000
                                                   11,730,000
           ENVIRONMENTAL SERVICES -- 8.0%
 400,000*  Republic Industries, Inc.............   11,600,000
           FINANCIAL SERVICES -- 5.4%
 185,000   Green Tree Financial Corporation.....    7,261,250
  50,000   Mercury Finance Company..............      600,000
                                                    7,861,250
           HEALTHCARE -- 13.9%
  75,000   HBO & Company........................    5,006,250
 100,000*  Health Management
           Associates, Inc......................    2,487,500
  30,000*  HEALTHSOUTH Corporation..............    1,151,250
  80,000   IVAX Corporation.....................    1,250,000
  65,000*  Matrix Pharmaceuticals, Inc..........      520,000
 118,000   Medtronic, Inc.......................    7,566,750
  75,000   Mylan Laboratories, Inc..............    1,284,375
  40,000*  Respironics, Inc.....................      970,000
                                                   20,236,125
           INFORMATION SERVICES &
           TECHNOLOGY -- 13.6%
  50,000*  Microsoft Corporation................    6,593,750
 250,000*  Network General Corporation..........    5,718,750
 150,000*  Parametric Technology Corporation....    7,406,250
                                                   19,718,750
 SHARES                                             VALUE

           OIL/GAS -- 5.1%
 120,000   Transocean Offshore Inc.............. $  7,350,000
           RETAILING -- SPECIALTY -- 25.0%
  25,000*  AutoZone, Inc........................      725,000
 150,000*  Bed Bath & Beyond, Inc...............    4,106,250
  80,000*  Fastenal Company.....................    3,960,000
 100,000   Home Depot, Inc. (The)...............    5,687,500
 300,000*  Office Depot, Inc....................    7,087,500
 125,000*  Tommy Hilfiger Corporation...........    7,406,250
 245,000*  Viking Office Products, Inc..........    7,350,000
                                                   36,322,500
             TOTAL COMMON STOCKS
                (COST $83,804,682)..............  144,298,875
           WARRANTS -- 0%
     806*  Sound Advice, Inc.
           $8.70, expire 6/14/99................           --

 PRINCIPAL
  AMOUNT
REPURCHASE AGREEMENT -- 1.7%
 $2,435,000  State Street Bank &
             Trust Co., 4.75%, dated
             9/30/96, due 10/1/96 --
             collateralized by $2,305,000
             U.S. Treasury Bonds, 7.50%
             interest -- $2,480,036
             (cost $2,435,000)...........           2,435,000
               TOTAL INVESTMENTS --
                  (COST $86,239,682)..... 101.1%  146,733,875
               OTHER ASSETS AND
                  LIABILITIES -- NET.....  (1.1)   (1,572,623)
               NET ASSETS................ 100.0% $145,161,252

 * Non-income producing securities.
ADR -- American Depositary Receipt
See accompanying notes to financial statements.
                                                                              23

                        EVERGREEN AGGRESSIVE GROWTH FUND

(Photo of beakers appears here)

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996

ASSETS:
   Investments at value (identified cost $86,239,682)............................................................  $146,733,875
   Cash..........................................................................................................       635,761
   Receivable for Fund shares sold...............................................................................       580,197
   Unamortized organization expenses and other assets............................................................        33,931
   Dividends and interest receivable.............................................................................         7,275
      Total assets...............................................................................................   147,991,039
LIABILITIES:
   Payable for securities purchased..............................................................................     2,364,325
   Payable for Fund shares redeemed..............................................................................       239,807
   Accrued expenses..............................................................................................        86,725
   Distribution fee payable......................................................................................        74,472
   Accrued advisory fee..........................................................................................        64,458
      Total liabilities..........................................................................................     2,829,787
NET ASSETS.......................................................................................................  $145,161,252
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $ 87,663,149
   Accumulated net investment loss...............................................................................        (3,661)
   Accumulated net realized loss on investment transactions......................................................    (2,992,429)
   Net unrealized appreciation of investments....................................................................    60,494,193
         Net assets..............................................................................................  $145,161,252
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($96,608,271 4,591,937 shares of beneficial interest outstanding)..............................        $21.04
   Sales charge -- 4.75% of offering price.......................................................................          1.05
         Maximum offering price..................................................................................        $22.09
   Class B Shares ($21,644,148 1,035,853 shares of beneficial interest outstanding)..............................        $20.89
   Class C Shares ($990,777 47,462 shares of beneficial interest outstanding)....................................        $20.88
   Class Y Shares ($25,918,056 1,229,164 shares of beneficial interest outstanding)..............................        $21.09

See accompanying notes to financial statements.
24

                        EVERGREEN AGGRESSIVE GROWTH FUND

(Photo of beakers appears here)

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $2,042).......................................                     $    201,976
   Interest.....................................................................................                          174,032
         Total investment income................................................................                          376,008
EXPENSES:
   Advisory fee.................................................................................     $ 612,492
   Administrative personnel and service fees....................................................        51,109
   Distribution fee -- Class A Shares...........................................................       197,507
   Distribution fee -- Class B Shares...........................................................        79,406
   Shareholder services fee -- Class B Shares...................................................        26,469
   Distribution fee -- Class C Shares...........................................................         3,308
   Shareholder services fee -- Class C Shares...................................................         1,004
   Transfer agent fee...........................................................................       138,425
   Custodian fee................................................................................        55,509
   Reports and notices to shareholders..........................................................        43,890
   Registration and filing fees.................................................................        42,984
   Professional fees............................................................................        31,235
   Trustees' fees and expenses..................................................................         7,863
   Amortization of organization expense.........................................................         5,533
   Miscellaneous................................................................................         2,817
         Total expenses.........................................................................                        1,299,551
Net investment loss.............................................................................                         (923,543)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investment transactions.................................................                       (2,456,367)
   Net increase in unrealized appreciation of investments.......................................                       27,981,236
Net gain on investments.........................................................................                       25,524,869
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................                     $ 24,601,326

See accompanying notes to financial statements.
                                                                              25

                        EVERGREEN AGGRESSIVE GROWTH FUND

(Photo of beakers appears here)

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    YEAR        ELEVEN MONTHS
                                                                                                    ENDED           ENDED
                                                                                                SEPTEMBER 30,   SEPTEMBER 30,
                                                                                                    1996            1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss........................................................................  $    (923,543)  $    (664,876)
   Net realized gain (loss) on investment transactions........................................     (2,456,367)      2,713,044
   Net change in unrealized appreciation of investments.......................................     27,981,236      12,941,978
      Net increase resulting from operations..................................................     24,601,326      14,990,146
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:
   Class A Shares.............................................................................     (2,568,867)             --
   Class B Shares.............................................................................       (157,682)             --
   Class C Shares.............................................................................         (7,213)             --
   Class Y Shares.............................................................................       (213,704)             --
         Total distributions to shareholders..................................................     (2,947,466)             --
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold..................................................................     73,789,548      12,332,626
   Proceeds from reinvestment of distributions................................................      2,476,706              --
   Payment for shares redeemed................................................................    (28,780,969)    (15,935,716)
      Net increase (decrease) resulting from Fund share transactions..........................     47,485,285      (3,603,090)
      Net increase in net assets..............................................................     69,139,145      11,387,056
NET ASSETS:
   Beginning of period........................................................................     76,022,107      64,635,051
   End of period (including accumulated net investment loss of $3,661 at September 30,
     1996)....................................................................................  $ 145,161,252   $  76,022,107

See accompanying notes to financial statements.
26

                        EVERGREEN AGGRESSIVE GROWTH FUND
                                 CLASS A SHARES

(Photo of beakers appears here)

                              FINANCIAL HIGHLIGHTS

                                                                                             CLASS A SHARES
                                                                                  YEAR        ELEVEN MONTHS
                                                                                  ENDED           ENDED        YEAR ENDED
                                                                              SEPTEMBER 30,   SEPTEMBER 30,    OCTOBER 31,
                                                                                  1996           1995*#          1994|#
PER SHARE DATA:
Net asset value, beginning of period........................................      $17.37          $13.85             $14.44
Income (loss) from investment operations:
  Net investment loss.......................................................        (.15)           (.16)              (.13)
  Net realized and unrealized gain (loss) on investments....................        4.46            3.68               (.22)
    Total from investment operations........................................        4.31            3.52               (.35)
Less distributions to shareholders from net realized gains..................        (.64)             --               (.24)
Net asset value, end of period..............................................      $21.04          $17.37             $13.85
TOTAL RETURN+...............................................................       25.6%           25.4%              (2.4%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...................................     $96,608         $70,858            $64,635
Ratios to average net assets:
  Expenses..................................................................       1.22%           1.47%++            1.25%
  Net investment loss.......................................................       (.86%)         (1.12%)++           (.92%)
Portfolio turnover rate.....................................................         33%             31%                59%
Average commission rate paid per share......................................      $.0582             N/A                N/A

                                                                                 1993|#         1992|#
PER SHARE DATA:
Net asset value, beginning of period........................................         $11.76          $12.22
Income (loss) from investment operations:
  Net investment loss.......................................................           (.12)           (.10)
  Net realized and unrealized gain (loss) on investments....................           3.06            1.84
    Total from investment operations........................................           2.94            1.74
Less distributions to shareholders from net realized gains..................           (.26)          (2.20)
Net asset value, end of period..............................................         $14.44          $11.76
TOTAL RETURN+...............................................................          25.3%           17.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...................................        $58,053         $29,302
Ratios to average net assets:
  Expenses..................................................................          1.31%           1.44%
  Net investment loss.......................................................          (.92%)          (.93%)
Portfolio turnover rate.....................................................            48%             46%
Average commission rate paid per share......................................            N/A             N/A

*  The Fund changed its fiscal year end from October 31 to September 30.
# Effective June 30, 1995, Evergreen Aggressive Growth Fund, a new series of Evergreen Trust, acquired substantially all of the net assets of ABT Emerging Growth Fund. ABT Emerging Growth Fund, which had a fiscal year that ended on October 31 was the accounting survivor in the combination. Accordingly, the information above includes the results of operations of ABT Emerging Growth Fund prior to June 30, 1995.
|  Per share data based on average shares outstanding.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.
++ Annualized.
See accompanying notes to financial statements.
                                                                              27

                        EVERGREEN AGGRESSIVE GROWTH FUND
                      CLASS B, CLASS C AND CLASS Y SHARES

(Photo of beakers appears here)

                              FINANCIAL HIGHLIGHTS

                                                        CLASS B SHARES                  CLASS C SHARES              CLASS Y
                                                                    JULY 7,                        AUGUST 3,        SHARES
                                                     YEAR            1995*           YEAR            1995*           YEAR
                                                     ENDED          THROUGH          ENDED          THROUGH          ENDED
                                                 SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                     1996            1995            1996            1995            1996
PER SHARE DATA:
Net asset value, beginning of period...........      $17.35          $15.82           $17.31         $16.42          $17.38
Income (loss) from investment operations:
  Net investment loss..........................        (.16)           (.03)            (.15)          (.01)           (.06)
  Net realized and unrealized gain on
    investments................................        4.34            1.56             4.36            .90            4.41
    Total from investment operations...........        4.18            1.53             4.21            .89            4.35
Less distributions to shareholders from net
  realized gains...............................        (.64)             --             (.64)            --            (.64)
Net asset value, end of period.................      $20.89          $17.35           $20.88         $17.31          $21.09
TOTAL RETURN+..................................       24.9%            9.7%            25.1%           5.4%           25.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)......     $21,644          $2,858             $991           $416         $25,918
Ratios to average net assets:
  Expenses.....................................       1.98%           2.09%++          1.96%          2.09%++          .97%
  Net investment loss..........................      (1.60%)         (1.71%)++        (1.57%)        (1.51%)++        (.60%)
Portfolio turnover rate........................         33%             31%              33%            31%             33%
Average commission rate paid per share.........      $.0582             N/A           $.0582            N/A          $.0582

                                                   JULY 11,
                                                     1995*
                                                    THROUGH
                                                 SEPTEMBER 30,
                                                     1995
PER SHARE DATA:
Net asset value, beginning of period...........      $15.79
Income (loss) from investment operations:
  Net investment loss..........................        (.01)
  Net realized and unrealized gain on
    investments................................        1.60
    Total from investment operations...........        1.59
Less distributions to shareholders from net
  realized gains...............................          --
Net asset value, end of period.................      $17.38
TOTAL RETURN+..................................       10.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)......      $1,889
Ratios to average net assets:
  Expenses.....................................       1.08%++
  Net investment loss..........................       (.71%)++
Portfolio turnover rate........................         31%
Average commission rate paid per share.........         N/A

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charges are not reflected.
++ Annualized.
See accompanying notes to financial statements.
28

                      EVERGREEN LIMITED MARKET FUND, INC.

(Photo of architectural relief appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
STEPHEN A. LIEBER
EDWIN D. MISKA
  Fiscal 1996 was a transitional year for Evergreen Limited     (Photo of
Market Fund. The Fund re-oriented its investment strategy       Steven A. Lieber
during the second fiscal quarter, and fully restructured its    appears here)
portfolio in an attempt to improve performance and achieve
results consistent with the Fund's earlier years of
operations. The changes to the Fund's investment strategy       (Photo of
centered on the effort to focus the portfolio on what we        Edwin D. Miska
believe to be the "100 best opportunities" in the small to      appears here)
micro-capitalization sectors of the market. Utilizing extensive computer capabilities which allow the Fund's management to screen large databases of information, and our 37,000+ company library of primary data, the Fund's overall focus will be on the leading companies in this size category.
"Leadership" characteristics will include financial, product and growth consistency; as well as undervaluation. The Fund's goal remains the same: To seek capital appreciation from investment in high-quality smaller companies which are under-recognized and under-followed by the investment community, and have a "limited market" (companies with market capitalizations under $150 million). This will help the Fund to uncover a variety of relatively unexploited investment opportunities.
PERFORMANCE
   Performance for the fiscal year as a whole was unfavorable, but should be viewed in two separate categories: Prior
Strategy and New Strategy. The table below compares the returns for Evergreen Limited Market Fund with those of the Russell 2000*. The total returns below for the Fund's Class A shares, Class B shares and Class C shares do not reflect, respectively, the maximum 4.75% front end sales charge, the maximum 5% contingent deferred sales charge, and the 1% contingent deferred sales charge within the first year of purchase. If reflected, returns would be lower. (For additional performance information, please see page 31.)

                                              THE FUND    THE FUND    THE FUND    THE FUND
                                              CLASS Y,    CLASS A     CLASS B     CLASS C
                                              NO-LOAD     SHARES**    SHARES**    SHARES**    RUSSELL
                                              SHARES**     AT NAV      AT NAV      AT NAV     2000*
Fiscal Year                                     -2.7%       -2.9%       -3.6%       -3.6%     +13.1%
Prior Strategy                                  -8.1%       -8.2%       -8.5%       -8.5%      +5.6%
  (10/1/95-3/19/96)
New Strategy+                                   +5.9%        5.7%        5.3%        5.4%      +5.4%
  (3/20/96-9/30/96)

   The Fund's return under the "prior strategy" was substantially below the market and the Fund's own historical average. Several factors contributed to this, and accelerated the decision to shift gears into a new direction. During the first quarter of the fiscal year, the Fund was negatively impacted by extensive tax-loss selling. The Fund's orientation toward very small companies at that time (median market capitalization $49 million) lacked institutional sponsorship, and were, therefore, more illiquid and, thus, vulnerable to selling pressures. This was combined with a "value" portfolio strategy focused more on the deep undervaluations given to issues which had declined significantly during the year and less on current market catalysts, such as vigorous shorter term operating trends or current earnings growth. The result was a quarter which saw steep declines in some of the Fund's larger holdings, with at least 10 issues declining 30% or more, and a major impact to overall portfolio performance.
   When these issues failed to rally back during the Fund's second fiscal quarter, which coincided with the traditional "January Effect" for smaller issues, a decision was made to overhaul the Fund's makeup, and completely restructure the portfolio. A majority of the Fund's issues were sold resulting in a number of substantial gains. Among the best performing issues sold: KCS Energy, Inc., +305.6%, held for three and one-half years; Susquehanna Bankshares, Inc., +243.3% held two years and four months; and JLG Industries, Inc., +197.9% held one year.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 * UNMANAGED INDEX OF SELECTED SECURITIES AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
** PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN
   DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
 + MARCH 20, 1996, IS THE DATE ON WHICH THE FUND'S "NEW STRATEGY" PORTFOLIO WAS
   COMPLETELY IN EFFECT.
                                                                              29

                      EVERGREEN LIMITED MARKET FUND, INC.

(Photo of architectural relief appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   The Fund made a total of 100 new purchases between February and March, 1996. Three key elements became the Fund's overall focus: Diversification -- holding a large number of issues representing a broad range of economic sectors to enhance market opportunity; Undervaluation -- following a strategy of buying and holding issues whose growth potential is not fully realized, either because of market sensitivity, adverse industry conditions or simple lack of sponsorship; and Quality -- purchasing only those issues with a history of consistency, a strong current earnings flow, and strong financials. Several of the new commitments have already generated exceptional performance: Riser Foods, Inc., a grocery retailer serving the Cleveland, Ohio area has risen 67.8%; Uniflex, Inc., an innovative manufacturer of specialty bags rose 62.6%, and Computer Data Systems, Inc., a provider of information technology services to the government and large corporate clients rose 61.2%. These holdings shared the same characteristics at the time of purchase. All three have a consistent record spanning many years, were virtually unfollowed by the investment community, and traded at an inexpensive comparative valuation. Further, they were characterized by recent or prospective introductions of new products and services which brought in new customers and enhanced their overall corporate profit performance. As this unfolded to the investment community, the stocks rose to new valuations. Similar types of issues in which we sold full or partial positions upon achieving fair valuation objectives were: Mossimo, Inc., +133%, Wireless Telecom Group, Inc., +81%, Designer Holdings, Inc., +76%, Del Global Technologies Corp., partial sale, +59%, Tech Ops Sevcon, Inc., partial sale, +42% and Seattle Filmworks, Inc., +36%.
   We believe a systematic approach -- using both quantitative and fundamental analysis -- in identifying undervalued, undiscovered stock buys and then implementing the same discipline for sells should validate this decision to restructure the Fund and help enhance its performance.
MERGERS AND ACQUISITIONS
   The Fund continued to benefit from the long-term trend where larger companies seek to acquire smaller specialty businesses with strong franchises, markets, or products and services. During the fiscal year, 11 companies received acquisition offers while held in the Fund's portfolio, including five since the Fund's restructuring. The total since inception, has grown to 77 mergers and acquisitions (pending and completed) with an average gain of 61.1% on completed mergers. Some of the best of the completed mergers during the year included:
American Electronic Components, Inc. (+49.1%) acquired by Echlin Corp.; Simmons Outdoor Corp. (+59.3%) purchased by Blount International, Inc.; Orthopedic Technology, Inc., (+96.4%) acquired by DePuy, Inc.; Brandon Systems Corp. (+69.5%) merger with Interim Services, Inc., via stock; and Guardsman Products, Inc., (+14.8%) acquired by Lilly Industries for cash. Three financial institutions were acquired since the Fund's restructuring: Mercantile acquired Today's Bancorp for stock (+42.2%); Summit Bancorp acquired Central Jersey Financial (the Fund sold after the announcement for a gain of 25.6%); and currently pending, the takeover of Allied Bankshares by Regions Financial Corp. The Fund's broad list of holdings in undervalued, well-managed growth opportunities, we believe, will help provide a continuation of this mergers and acquisitions pace.
OUTLOOK AND CONCLUSION
   The equity markets have managed solid gains despite bouts of increased market volatility caused by rising valuations, uncertainties over higher interest rates and re-emerging fears of inflation. Economic indicators continue to point toward continued, yet perhaps sluggish growth ahead.
   This environment will be difficult but may benefit smaller companies as they often have the unique ability to react swiftly in a more competitive environment. The focus of the Fund will be on outstanding profit growth opportunities in the small to micro-capitalization segment. Quality of the issues purchased will be foremost, as consistency of results and the ability to deliver continued bottom line performance will be paramount. Acquisition candidates will continue to get significant emphasis. As the economy slows and corporate profit growth diminishes, larger companies will seek ways to enhance their competitive position. Opportunities through acquisitions for successfully managed producers of specialty or niche products and services will continue. We believe we have positioned the Fund to benefit handsomely in this kind of environment.
   We appreciate the patience and support of our longtime investors during this repositioning period. We are optimistic that the measures undertaken will improve upon the short-term disappointments of the last year and will demonstrate the continuing validity of an investment program which aims to hold the best issues in the very small capitalization market. This should help return the Fund to producing solid long-term performance results.
30

                      EVERGREEN LIMITED MARKET FUND, INC.

(Photo of architectural relief appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN LIMITED MARKET FUND
     The graphs below compare a $10,000 investment in the Evergreen Limited Market Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Russell 2000 and NASDAQ OTC Indexes ("Indexes").

CLASS A 1 YEAR TOTAL RETURN = 7.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 4.5%

(graph appears here)

                           1/3/95*  3/31/95  9/30/95  3/31/96  9/30/96

Evergreen Limited Market Fund
NASDAQ QTC Index
Russell 2000

(Customer to provide plot points)


CLASS B 1 YEAR TOTAL RETURN = 8.3%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 4.5%

(graph appears here)

                           1/3/95*  3/31/95  9/30/95  3/31/96  9/30/96

Evergreen Limited Market Fund
NASDAQ QTC Index
Russell 2000

(Customer to provide plot points)


CLASS C 1 YEAR TOTAL RETURN = 4.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 6.7%

(graph appears here)

                           1/3/95*  3/31/95  9/30/95  3/31/96  9/30/96

Evergreen Limited Market Fund
NASDAQ QTC Index
Russell 2000

(Customer to provide plot points)



CLASS Y 1 YEAR TOTAL RETURN = 2.7%
AVERAGE ANNUAL COMPOUND RETURN:
5-YEAR = 6.5% 10-YEAR = 9.2%

(graph appears here)

                           9/30/86 9/30/87 9/30/88 9/30/89 9/30/90 9/30/91 9/30/92 9/30/93 9/30/94 9/30/95 9/30/96

Evergreen Limited Market Fund
NASDAQ QTC Index
Russell 2000

(Customer to provide plot points)



*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on September 30, 1996; (c) all recurring fees (including investment advisory fees), net of fee waivers and reimbursements, were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              31

                      EVERGREEN LIMITED MARKET FUND, INC.

(Photo of architectural relief appears here)

                            STATEMENT OF INVESTMENTS
                               SEPTEMBER 30, 1996

SHARES                                               VALUE
COMMON STOCKS -- 100.2%
          BANKS -- 13.6%
 34,500   Allied Bankshares, Inc................. $   353,625
 17,600   BT Financial Corp......................     599,500
 20,000   First Oak Brook Bancshares, Inc. Cl.
          A......................................     440,000
 19,500   Independent Bank Corp..................     570,375
 25,000   Mainstreet Bankgroup, Inc..............     462,500
  2,700   Northern States Financial Corp.........     206,550
 25,000   Norwich Financial Corp.................     434,375
 17,500   Pinnacle Financial Services, Inc.......     415,625
 20,000   Premier Bankshares Corp................     345,000
 15,000   Second Bancorp, Inc....................     476,250
 11,400   Today's Bancorp, Inc...................     376,200
 14,100   Washington Trust Bancorp, Inc..........     556,950
 25,000   West Coast Bancorp, Inc................     490,625
                                                    5,727,575
          BUILDING, CONSTRUCTION &
          FURNISHINGS -- 4.3%
 15,000   Cavalier Homes, Inc....................     277,500
 35,000*  Cavco Industries, Inc..................     682,500
 30,000*  Mestek, Inc............................     435,000
 30,000   Republic Group, Inc....................     431,250
                                                    1,826,250
          BUSINESS EQUIPMENT &
          SERVICES -- 6.2%
 26,500   American List Corp.....................     718,813
 10,000*  Boca Research, Inc.....................     116,250
 55,000   Graphic Industries, Inc................     481,250
 13,500*  Right Management Consultants, Inc......     327,375
 20,000   StaffMark, Inc.........................     282,500
 28,200*  Uniflex, Inc...........................     405,375
 13,000   Uniforce Services, Inc.................     281,125
                                                    2,612,688
          CHEMICAL & AGRICULTURAL
          PRODUCTS -- 3.4%
 37,000   Aceto Corp.............................     494,875
  8,300   Balchem Corp...........................      68,475
 38,875   Hawkins Chemical, Inc..................     301,281
 24,500   Tuscarora, Inc.........................     545,125
                                                    1,409,756
          CONSUMER PRODUCTS &
          SERVICES -- 10.0%
 25,000*  Benihana, Inc..........................     375,000
 17,000   Bush Industries, Inc. Cl. A............     312,375
 30,000   Cooker Restaurant Corp.................     356,250
 21,500*  Custom Chrome, Inc.....................     395,062
 25,000*  Educational Development Corp...........     125,000
 40,000   First Years, Inc. (The)................     560,000
110,000*  Gotham Apparel Corp.**+................       5,500
 22,000*  Guest Supply, Inc......................     291,500
SHARES                                               VALUE

          CONSUMER PRODUCTS &
          SERVICES -- CONTINUED

 30,000*  Kleinert's, Inc........................ $   510,000
 20,000*  Motorcar Parts and Accessories, Inc....     265,000
 25,500   National Sanitary Supply Co............     357,000
 10,000*  Quiksilver, Inc........................     250,000
 31,000   Stephan Co. (The)......................     379,750
                                                    4,182,437
          ELECTRICAL EQUIPMENT &
          SERVICES -- 6.6%
 27,000*  Aseco Corp.............................     246,375
 24,000   Badger Meter, Inc......................     765,000
 46,865*  Del Global Technologies Corp...........     398,353
 32,500*  IFR Systems, Inc.......................     503,750
 25,000   Tech/Ops Sevcon, Inc...................     421,875
 21,000   Todd-AO Corp. (The), Cl. A.............     273,000
  5,000*  Zygo Corp..............................     148,125
                                                    2,756,478
          FINANCE & INSURANCE -- 6.5%
 21,600*  CorVel Corp............................     656,100
 16,500   First Financial Caribbean Corp.........     354,750
 20,000*  FPIC Insurance Group, Inc..............     265,000
 56,804*  Grand Premier Financial, Inc...........     582,241
 28,500*  Penn Treaty American Corp..............     676,875
 12,000*  R & G Financial Corp...................     213,000
                                                    2,747,966
          HEALTHCARE PRODUCTS &
          SERVICES -- 7.6%
 30,500*  Alcide Corp............................     655,750
 21,500   Del Laboratories, Inc..................     588,562
 37,800*  Exactech, Inc..........................     269,325
 15,000*  Laser Industries Ltd...................     206,250
 16,100   Meridian Diagnostics, Inc..............     215,338
 60,000*  Mesa Laboratories, Inc.................     397,500
 42,000*  Natural Alternatives
          International, Inc.....................     338,625
 20,000*  Nutramax Products, Inc.................     185,000
 10,000*  Summit Care Corp.......................     220,000
 10,000*  Utah Medical Products, Inc.............     115,000
                                                    3,191,350
          INDUSTRIAL SPECIALTY PRODUCTS
          & SERVICES -- 19.3%
 15,000*  AG Services of America, Inc............     174,375
 34,900   American Precision Industries, Inc.....     431,887
 35,000*  Autocam Corp...........................     319,375
 25,000   Bairnco Corp...........................     159,375
 33,000*  CEM Corp...............................     367,125
 15,000*  Chemfab Corp...........................     202,500
 37,500   CPAC, Inc..............................     426,563

32

                      EVERGREEN LIMITED MARKET FUND, INC.

(Photo of architectural relief appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               SEPTEMBER 30, 1996

SHARES                                               VALUE
COMMON STOCKS -- CONTINUED
          INDUSTRIAL SPECIALTY PRODUCTS
          & SERVICES -- CONTINUED
 30,000   Culp, Inc.............................. $   420,000
 15,000   Falcon Products, Inc...................     215,625
 10,000   Kysor Industrial Corp..................     268,750
  3,000*  Lynch Corp.............................     207,750
 53,250   Met-Pro Corp...........................     652,312
 20,400   Penn Engineering &
          Manufacturing Corp.....................     357,000
  6,800   Penn Engineering &
          Manufacturing Corp. Cl. A..............     120,700
  5,000   Pitt-Des Moines, Inc...................     213,125
 20,000   Raven Industries, Inc..................     415,000
 45,000*  RPC, Inc...............................     511,875
 17,500*  Special Devices, Inc...................     258,125
 31,500*  Steel of West Virginia, Inc............     208,688
 44,000   Steel Technologies, Inc................     550,000
 65,000   TSI, Inc...............................     552,500
 30,800   Valley Forge Corp......................     408,100
 20,000   Woodhead Industries, Inc...............     252,500
 26,000   World Fuel Services Corp...............     435,500
                                                    8,128,750
          INFORMATION SERVICES &
          TECHNOLOGY -- 7.3%
 60,000*  Analytical Surveys, Inc................     660,000
 17,000*  BARRA, Inc.............................     437,750
 22,500*  Comarco, Inc...........................     390,937
 20,000   Computer Data Systems, Inc.............     480,000
 32,000*  Norstan, Inc...........................     552,000
    900   Software 2000, Inc.....................       8,586
 63,750   Timberline Software Corp...............     541,875
                                                    3,071,148
          REAL ESTATE -- 2.4%
 22,500*  FRP Properties, Inc....................     461,250
 45,000   United Mobile Homes, Inc...............     540,000
                                                    1,001,250
SHARES                                               VALUE
          RETAILING & WHOLESALE -- 3.6%
 41,700*  Harold's Stores, Inc................... $   594,225
 34,500   Riser Foods, Inc.......................     897,000
                                                    1,491,225
          THRIFT INSTITUTIONS -- 5.8%
 14,600   Iroquois Bancorp, Inc..................     231,775
 13,655   Parkvale Financial Corp................     392,581
 21,500   People's Savings Financial Corp........     612,750
 40,000   Virginia First Financial Corp..........     550,000
 30,000*  WSFS Financial Corp....................     251,250
 23,000   York Financial Corp....................     405,375
                                                    2,443,731
          UTILITIES -- ELECTRIC -- 1.3%
  1,545   Eselco, Inc............................      38,432
 25,000   UNITIL Corp............................     518,750
                                                      557,182
          UTILITIES -- GAS -- 2.3%
 39,000   Chesapeake Utilities Corp..............     682,500
 14,200   EnergyNorth, Inc.......................     271,575
                                                      954,075

          TOTAL INVESTMENTS --
            (COST $41,073,660)............  100.2%  42,101,861
          OTHER ASSETS AND
            LIABILITIES -- NET............    (.2)     (88,426)
          NET ASSETS......................  100.0% $42,013,435

*  Non-income producing securities.
+ No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Directors.
** Investment in non-controlled affiliate-holdings over 5% of outstanding voting securities. During the year ended September 30, 1996, the Fund received no dividend income from this security.
See accompanying notes to financial statements.
                                                                              33

                      EVERGREEN LIMITED MARKET FUND, INC.

(Photo of architectural relief appears here)

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996

ASSETS:
   Investments at value (identified cost $41,073,660).............................................................  $42,101,861
   Cash...........................................................................................................        3,285
   Receivable for securities sold.................................................................................    1,210,282
   Prepaid expenses...............................................................................................       45,380
   Dividends receivable...........................................................................................       38,706
   Receivable for Fund shares sold................................................................................        5,685
         Total assets.............................................................................................   43,405,199
LIABILITIES:
   Short-term borrowings..........................................................................................      280,000
   Payable for Fund shares redeemed...............................................................................      581,390
   Payable for securities purchased...............................................................................      424,156
   Accrued expenses...............................................................................................       72,028
   Accrued advisory fee...........................................................................................       31,685
   Distribution fee payable.......................................................................................        2,505
         Total liabilities........................................................................................    1,391,764
NET ASSETS........................................................................................................  $42,013,435
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $41,596,543
   Accumulated net investment loss................................................................................       (3,915)
   Accumulated net realized loss on investment transactions.......................................................     (607,394)
   Net unrealized appreciation of investments.....................................................................    1,028,201
         Net assets...............................................................................................  $42,013,435
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($903,189 52,190 shares outstanding)............................................................  $     17.31
   Sales charge -- 4.75% of offering price........................................................................          .86
         Maximum offering price...................................................................................  $     18.17
   Class B Shares ($1,461,375 85,594 shares outstanding)..........................................................  $     17.07
   Class C Shares ($26,811 1,569 shares outstanding)..............................................................  $     17.09
   Class Y Shares ($39,622,060 2,283,629 shares outstanding)......................................................  $     17.35

See accompanying notes to financial statements.
34

                      EVERGREEN LIMITED MARKET FUND, INC.

(Photo of architectural relief appears here)

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME:
      Dividends (net of foreign withholding taxes of $1,041).........................................             $   485,782
      Interest.......................................................................................                 124,447
         Total investment income.....................................................................                 610,229
EXPENSES:
   Advisory fee......................................................................................  $510,421
   Distribution fee -- Class A Shares................................................................     2,471
   Distribution fee -- Class B Shares................................................................    12,608
   Shareholder services fee -- Class B Shares........................................................     4,203
   Distribution fee -- Class C Shares................................................................       310
   Shareholder services fee -- Class C Shares........................................................       103
   Transfer agent fee................................................................................    94,010
   Custodian fee.....................................................................................    93,215
   Registration and filing fees......................................................................    69,594
   Professional fees.................................................................................    32,928
   Reports and notices to shareholders...............................................................    25,908
   Insurance expense.................................................................................    12,472
   Directors' fees and expenses......................................................................     5,478
   Miscellaneous.....................................................................................     9,049
      Total operating expenses.......................................................................   872,770
   Interest expense..................................................................................    11,126
   Less: Fee waivers and expense reimbursements......................................................   (64,388)
      Net expenses...................................................................................                 819,508
Net investment loss..................................................................................                (209,279)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investment transactions......................................................                (378,317)
   Net change in unrealized appreciation of investments..............................................              (1,769,027)
Net loss on investments..............................................................................              (2,147,344)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................             ($2,356,623)

See accompanying notes to financial statements.
                                                                              35

                      EVERGREEN LIMITED MARKET FUND, INC.

(Photo of architectural relief appears here)

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED      YEAR ENDED
                                                                                                 SEPTEMBER 30,   SEPTEMBER 30,
                                                                                                     1996            1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss.........................................................................   $  (209,279)   $    (704,746)
   Net realized gain (loss) on investment transactions.........................................      (378,317)       2,480,633
   Net change in unrealized appreciation of investments........................................    (1,769,027)         (99,059)
      Net increase (decrease) resulting from operations........................................    (2,356,623)       1,676,828
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:
   Class A Shares..............................................................................       (32,318)              --
   Class B Shares..............................................................................       (61,166)              --
   Class C Shares..............................................................................        (1,952)              --
   Class Y Shares..............................................................................    (1,796,283)     (15,681,527)
      Total distributions to shareholders......................................................    (1,891,719)     (15,681,527)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...................................................................     6,715,931       30,951,369
   Proceeds from reinvestment of distributions.................................................     1,739,216       14,048,986
   Payment for shares redeemed.................................................................   (30,085,341)     (62,443,458)
      Net decrease resulting from Fund share transactions......................................   (21,630,194)     (17,443,103)
      Net decrease in net assets...............................................................   (25,878,536)     (31,447,802)
NET ASSETS:
   Beginning of year...........................................................................    67,891,971       99,339,773
   End of year (including accumulated net investment loss of $3,915 at September 30, 1996).....   $42,013,435    $  67,891,971

See accompanying notes to financial statements.
36

                      EVERGREEN LIMITED MARKET FUND, INC.
                      CLASS A, CLASS B AND CLASS C SHARES

(Photo of architectural relief appears here)

                              FINANCIAL HIGHLIGHTS

                                                             CLASS A SHARES                CLASS B SHARES             CLASS C
                                                                      JANUARY 3,                     JANUARY 3,       SHARES
                                                          YEAR           1995*          YEAR            1995*          YEAR
                                                          ENDED         THROUGH         ENDED          THROUGH         ENDED
                                                      SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,
                                                          1996           1995           1996            1995           1996
PER SHARE DATA:
Net asset value, beginning of period.................    $ 18.41         $15.76         $18.30          $15.76         $18.31
Income (loss) from investment operations:
  Net investment loss................................       (.10)          (.10)          (.25)           (.20)          (.36)
  Net realized and unrealized gain (loss) on
    investments......................................       (.44)          2.75           (.42)           2.74           (.30)
    Total from investment operations.................       (.54)          2.65           (.67)           2.54           (.66)
Less distributions to shareholders from net realized
  gains..............................................       (.56)            --           (.56)             --           (.56)
Net asset value, end of period.......................    $ 17.31         $18.41         $17.07          $18.30         $17.09
TOTAL RETURN+........................................      (2.9%)         16.8%          (3.6%)          16.1%          (3.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............       $903         $1,089         $1,461          $2,020            $27
Ratios to average net assets:
  Expenses#..........................................      1.73%          1.51%++        2.47%           2.26%++        2.44%
  Interest expense...................................       .02%             --           .02%              --           .02%
  Net investment loss#...............................      (.52%)        (1.03%)++      (1.28%)         (1.77%)++      (1.35%)
Portfolio turnover rate..............................       160%            84%           160%             84%           160%
Average commission rate paid per share...............     $.0497            N/A         $.0497             N/A        $ .0497

                                                        JANUARY 3,
                                                           1995*
                                                          THROUGH
                                                       SEPTEMBER 30,
                                                           1995
PER SHARE DATA:
Net asset value, beginning of period.................      $15.76
Income (loss) from investment operations:
  Net investment loss................................        (.20)
  Net realized and unrealized gain (loss) on
    investments......................................        2.75
    Total from investment operations.................        2.55
Less distributions to shareholders from net realized
  gains..............................................          --
Net asset value, end of period.......................      $18.31
TOTAL RETURN+........................................       16.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............         $62
Ratios to average net assets:
  Expenses#..........................................       2.25%++
  Interest expense...................................          --
  Net investment loss#...............................      (1.76%)++
Portfolio turnover rate..............................         84%
Average commission rate paid per share...............         N/A

*  Commencement of class operations.
+ Total return is calculated for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                         CLASS A SHARES                CLASS B SHARES             CLASS C
                                                                  JANUARY 3,                     JANUARY 3,       SHARES
                                                      YEAR           1995*          YEAR            1995*          YEAR
                                                      ENDED         THROUGH         ENDED          THROUGH         ENDED
                                                  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,
                                                      1996           1995           1996            1995           1996
Expenses.........................................      3.08%          4.33%          3.26%           3.66%         32.28%
Net investment loss..............................     (1.87%)        (3.85%)        (2.07%)         (3.18%)       (31.19%)

                                                    JANUARY 3,
                                                       1995*
                                                      THROUGH
                                                   SEPTEMBER 30,
                                                       1995
Expenses.........................................      41.34%
Net investment loss..............................     (40.85%)

See accompanying notes to financial statements.
                                                                              37

                      EVERGREEN LIMITED MARKET FUND, INC.
                                 CLASS Y SHARES

(Photo of architectural relief appears here)

                              FINANCIAL HIGHLIGHTS

                                                                                           CLASS Y SHARES
                                                                         YEAR             YEAR          FOUR MONTHS      YEAR
                                                                         ENDED            ENDED            ENDED         ENDED
                                                                     SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    MAY 31,
                                                                         1996             1995             1994*         1994
PER SHARE DATA:
Net asset value, beginning of period..............................       $18.42           $21.74           $21.20        $20.87
Income (loss) from investment operations:
  Net investment loss.............................................         (.08)            (.23)            (.05)         (.07)
  Net realized and unrealized gain (loss) on investments..........         (.43)             .59              .59          1.67
    Total income from investment operations.......................         (.51)             .36              .54          1.60
Less distributions to shareholders from:
  Net realized gains..............................................         (.56)           (3.68)              --         (1.27)
Net asset value, end of period....................................       $17.35           $18.42           $21.74        $21.20
TOTAL RETURN+.....................................................        (2.7%)            4.8%             2.6%          7.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........................      $39,622          $64,721          $99,340       $96,357
Ratios to average net assets:
  Expenses........................................................        1.55%#           1.36%            1.37%++       1.26%
  Interest expense................................................         .02%               --               --            --
  Net investment income (loss)....................................        (.38%)#          (.87%)           (.70%)++      (.33%)
Portfolio turnover rate...........................................         160%              84%              36%           89%
Average commission rate paid per share............................       $.0497              N/A              N/A           N/A

                                                                     1993
PER SHARE DATA:
Net asset value, beginning of period..............................   $21.02
Income (loss) from investment operations:
  Net investment loss.............................................     (.03)
  Net realized and unrealized gain (loss) on investments..........     1.57
    Total income from investment operations.......................     1.54
Less distributions to shareholders from:
  Net realized gains..............................................    (1.69)
Net asset value, end of period....................................   $20.87
TOTAL RETURN+.....................................................     7.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........................  $80,605
Ratios to average net assets:
  Expenses........................................................    1.24%
  Interest expense................................................       --
  Net investment income (loss)....................................    (.07%)
Portfolio turnover rate...........................................      29%
Average commission rate paid per share............................      N/A

*  The Fund changed its fiscal year end from May 31 to September 30.
+ Total return is calculated for the periods indicated and is not annualized. ++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets would have been the following:

                                                   CLASS Y
                                                   SHARES
                                                 YEAR ENDED
                                                SEPTEMBER 30,
                                                    1996
Expenses.....................................        1.60%
Net investment loss..........................        (.43%)

See accompanying notes to financial statements.
38

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND

(Photo of American Flag appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
SAMUEL A. LIEBER
  As of September 30, 1996, Evergreen U.S. Real Estate Equity   (Photo of
Fund's 12-month total return (Class Y, No-load shares) was      Samuel A. Lieber
13.6%*. The 12-month total returns ended September 30, for the appears here) Fund's Class A shares were 7.8%, 7.5%, and 11.5%, respectively*. These figures reflect, respectively, the
maximum 4.75% front end sales charge, the maximum 5%
contingent deferred sales charge, and the 1% contingent
deferred sales charge within the first year of purchase. (For additional performance information, please see page 41.)
Compared with other U.S.-oriented real estate funds, the Fund had a very good calendar fourth quarter of 1995, a relatively weak first quarter of this year, followed by a strong April through June quarter, which in turn led to notable underperformance in the summer months, particularly in July.
  While the Fund's 13.6% total return for its 1996 fiscal year lagged behind the 18.5% return of the Morgan Stanley Real Estate Securities Index**, it is important to note that Evergreen U.S. Real Estate Equity Fund is not designed to mimic the returns of any index and thus, it may have greater volatility and a different distribution of returns, both on the upside and the downside. We believe that over the three-year history of the Fund, such volatility on the downside has been more than offset by superior upside performance. Specifically, for the three-year period ended September 30, 1996, the Fund's total return (Class Y, No-load shares) ranked #1 among all eight other Real Estate Funds tracked by Lipper Analytical Services during that time+. For the 12 months ended September 30, the total return for the Fund's Class Y shares ranked #35 out of the 44 Real Estate Funds tracked by Lipper during that time. The 12-month total returns ended September 30, for the Fund's Class A, Class B and Class C shares ranked #36, #38, and #37, respectively.
  The stock market has recently not favored the value-driven approach utilized in our investment strategy. Rather, the stock market has rewarded momentum investing, which has spread from technology stocks to embrace real estate securities. In a number of situations, the link between stock market valuations and underlying real estate values has become historically tenuous. We have chosen to maintain the discipline of investment in real estate securities, we believe to be undervalued, with growth potential. Recently, the decline of long-term interest rates below the 6.5% level, for the first time since March, has renewed investor interest in interest sensitive issues, which is a positive for the Fund's portfolio.
PORTFOLIO ACTIVITY
   The 1996 fiscal year saw a major shift in the allocation of Fund holdings between Real Estate Investment Trusts (REITs) and diversified real estate common stocks. The REIT allocation of the portfolio has been reduced from 68.4% at the beginning of the fiscal year, to 50.3% currently. The major increase within the non-REIT holdings was in the hotel industry, reflecting positions in both investment and management companies. These holdings increased to 17.7% of the Fund's net assets, from 2.9%. In aggregate, the hotel sector, comprised of both hotel REITs and lodging companies, grew to 25.9% of net assets from 18.9% at the beginning of the year. Shopping center companies, comprised of community shopping centers, shopping malls and factory outlet centers, were increased by mid-year to 31.1% of net assets from 26.3%, and were subsequently reduced to 18.2% by September. Conversely, apartments fluctuated from 15.6% to 11.7% in March before rising to the current level of 16.2%. Homebuilders increased slightly to 25.4% from 23.2%.
   These changes in portfolio allocation reflects our belief that the greatest growth opportunity in U.S. real estate is occurring in the hotel sector. Our analysis suggests that even in a slower growing economy, upscale urban hotels will still have solid growth potentials, as will some of the newer, value-oriented lodging concepts. While the hotel sector does encompass REITs, many of the Fund's portfolio holdings are owner/operators. The trade-offs between tax benefits and operational flexibility in the hotel business makes the typical REIT structure less advantageous.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
   INVESTMENT CONCENTRATION IN ONE INDUSTRY MAY INCREASE THE RISKS THAT WOULD OTHERWISE BE DECREASED IN MORE DIVERSE INVESTMENTS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
** UNMANAGED INDEX OF SELECTED SECURITIES
 + SOURCE: LANA -- LIPPER ANALYTICAL NEW APPLICATIONS. LIPPER ANALYTICAL
   SERVICES, INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER RANKINGS DO NOT INCLUDE SALES CHARGES, AND IF INCLUDED, RANKINGS MAY BE DIFFERENT.
                                                                              39

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND

(Photo of American Flag appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   The homebuilding sector was a significant underperformer through the latter half of the fiscal year, particularly when bond market yields rose sharply in anticipation of renewed inflation. We held to the view that the inflation rate was not likely to have a meaningful rise, and that bond market interest rate increases would in fact soon result in a slowing economy, which in turn would bring mortgage interest rates down and re-stimulate investor interest in homebuilding. With this prospect, we increased our homebuilding commitment. We believe that new holdings were made on a depressed, undervalued basis.
   Shopping centers provided another opportunity to purchase shares on an undervalued basis when, in the first half of the fiscal year, investor unease with the situation of retailers, such as Kmart and The Limited, in turn put pressure on the shares of such companies' landlords. The subsequent rebound in share prices during the summer months provided the Fund with an opportunity to realize attractive capital gains in the sector and to reduce our weighting to what we considered an appropriate long-term level. Similar swings in market appraisal occurred in the apartment sector, where during the first half of the year, investors' emphasis on rising rentals pushed the group to relatively full valuations, so we took profits. More recently, when investor enthusiasm cooled, we again added to our holdings in the sector. The meticulous concern for underlying property valuation is a central focus of our long-term investment strategy. Even in the office and industrial sectors, where we believe that most stocks in the group are quite overvalued, we have been able to invest in a few quality companies at reasonable valuations.
MERGERS AND ACQUISITIONS
   In view of the Fund's primary focus on making investments in the shares of real estate companies which trade near or below underlying property values, it is reasonable to expect that a number of these holdings will be the object of merger and acquisition offers. During the fiscal year, two of our holdings benefited from such offers. Chicago Dock and Canal Trust (purchased March, 1996) agreed to be acquired by Newsweb Corp., on September 30, providing a 35% return to the Fund. The Fund sold these shares subsequent to the fiscal year-end. Santa Anita Realty Enterprises (first purchased in January, 1996) is currently in merger discussions with Colony Capital, Inc. and Koll/Arcadia Investors L.P., and has provided a 28% return for the Fund++. We anticipate that greater attention will be paid to the acquisition and merger opportunities with undervalued companies, and therefore expect this to be beneficial to the Fund in the future.
PERFORMANCE
   The Fund benefited with strong gains realized in a number of its holdings. Prominent gains in the apartment sector from the Fund's holdings in Bay Apartment Communities (+30% in six months), Gables Residential Properties (+30% over twelve months), Essex Residential Properties (+17% over eight months), and Irvine Apartment Communities (+38% over the twelve to thirteen-month holding period), reflects the Fund's strategy of buying real estate at a discount via the stock market and holding in anticipation of a market re-rating. Each of the companies mentioned above except for Gables Residential, are based in California and as the California economic recovery has become more visible, the stock market has pushed their prices higher. Another "California play" was shopping center owner Alexander Hagen Properties, which the Fund acquired in June of 1995 after the stock collapsed from $18 to around $11 due to earnings disappointments. This investment was made based on the 10% yield and the prospect for improved leasing in a number of new mall developments. This investment produced a 28% total return for the Fund in a little more than a year.
   The hotel sector is where we found growth at reasonable valuations. The Fund benefited from a number of companies, including Bristol Hotel Corp. (+24%), Interstate Hotel Corporation (+19%), Patriot American Corp. (+26%), Prime Hospitality Corp. (+56%), and Starwood Hotel Investors (+34%).
PROSPECTS
   The fundamental reason for our continued adherence to the Fund's value orientation in spite of unfavorable market conditions has been our overriding economic analysis that inflation will not be problematic during 1996 and into the new year, and that the economy would grow at a modest pace that would be neither detrimental to the economy, nor particularly expansionary. In such a scenario, we believe mortgage rates will have to come down while personal income and accumulated net worth should grow with the economy. We have structured the portfolio based on these assumptions. We appreciate your continued support and look forward to reporting on Evergreen U.S. Real Estate Equity Fund's progress over the next six months.
   ++ SHOULD THE ACQUISITION NOT BE COMPLETED, THE FUND COULD SUFFER A LOSS ON
      THE POSITION.
40

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND

(Photo of American Flag appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN U.S. REAL ESTATE EQUITY FUND
    The graphs below compare a $10,000 investment in the Evergreen U.S. Real Estate Equity Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Wilshire Real Estate and S&P 500 Indexes ("Indexes").

CLASS A 1 YEAR TOTAL RETURN = 7.8%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 20.4%

(graph appears here)

                           3/10/95* 3/31/95  9/30/95  3/31/96  9/30/96

Evergreen U.S. Real Estate Fund
Wilshire Real Estate
S & P 500

(Customer to provide plot points)


CLASS B 1 YEAR TOTAL RETURN = 7.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 21.1%

(graph appears here)

                           3/7/95*  3/31/95  9/30/95  3/31/96  9/30/96

Evergreen U.S. Real Estate Fund
Wilshire Real Estate
S & P 500

(Customer to provide plot points)


CLASS C 1 YEAR TOTAL RETURN = 11.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 14.5%

(graph appears here)

                           7/95*  9/30/95  3/31/96  9/30/96

Evergreen U.S. Real Estate Fund
Wilshire Real Estate
S & P 500

(Customer to provide plot points)


CLASS Y 1 YEAR TOTAL RETURN = 13.6%
AVERAGE ANNUAL COMPOUND RETURN
SINCE INCEPTION = 10.3%

(graph appears here)

                           9/1/93*  9/30/93  9/30/94  9/30/95  9/30/96

Evergreen U.S. Real Estate Fund
Wilshire Real Estate
S & P 500

(Customer to provide plot points)


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on September 30, 1996; (c) all recurring fees (including investment advisory fees), net of fee waivers and reimbursements, were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              41

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND

(Photo of American Flag appears here)

                            STATEMENT OF INVESTMENTS
                               SEPTEMBER 30, 1996

SHARES                                               VALUE
EQUITY SECURITIES -- 97.8%
          Real Estate Investment Trusts -- 50.3%
          APARTMENTS -- 16.1%
 19,000   Apartment Investment &
          Management Co.......................... $   399,000
 10,000   Chicago Dock & Canal Trust (The).......     202,656
 18,000   Columbus Realty Trust..................     366,750
  5,000   Gables Residential Trust...............     121,875
 16,300   Oasis Residential, Inc.................     356,563
 20,000   Summit Properties, Inc.................     395,000
                                                    1,841,844
          COMMUNITY SHOPPING CENTERS -- .5%
  4,000   Kranzco Realty Trust...................      60,500
          FACTORY OUTLET CENTERS -- 10.1%
 17,500   Chelsea GCA Realty, Inc................     535,937
 29,680   Horizon Group, Inc.....................     612,150
                                                    1,148,087
          HOTELS -- 8.2%
 10,000   Patriot American Hospitality, Inc......     336,250
    367   Starwood Lodging Trust.................      15,368
 58,000   Sunstone Hotel Investors, Inc..........     587,250
                                                      938,868
          OFFICE-INDUSTRIAL BUILDINGS -- 9.5%
 87,000   American Industrial Property...........     163,125
 20,000   CarrAmerica Realty Corp................     500,000
  8,000   Crescent Real Estate Equities, Inc.....     329,000
  6,000*  Koger Equity, Inc......................      93,750
                                                    1,085,875
          SHOPPING MALLS -- 5.9%
 20,000   Crown American Realty Trust............     157,500
 16,900   Glimcher Realty Trust..................     331,663
 10,000   Santa Anita Realty Enterprises, Inc....     182,500
                                                      671,663
            TOTAL REAL ESTATE INVESTMENT TRUSTS
               (COST $5,137,364).................   5,746,837
          Common Stocks -- 47.5%
          HOMEBUILDERS -- 25.4%
 20,000*  Beazer Homes USA, Inc..................     287,500
 19,300   Continental Homes Holding Corp.........     344,988
 54,000   D.R. Horton, Inc.......................     526,500
 13,800*  M/I Schottenstein Homes, Inc...........     120,750
 58,500*  Pacific Greystone Corp.................     606,937
103,300*  Presley Cos............................     129,125
SHARES                                               VALUE

          Common Stocks -- continued

 30,000*  Toll Brothers, Inc..................... $   498,750
 71,200*  US Home Corp. warrants Cl. B --
          expiring 6/21/98.......................     382,700
                                                    2,897,250
          LODGING -- 17.7%
 11,100*  CapStar Hotel Co.......................     187,312
 10,000*  Host Marriott Corp.....................     145,000
  8,000*  Interstate Hotels Co...................     221,000
 25,000*  John Q. Hammons Hotels, Inc............     246,875
 15,000*  Prime Hospitality Corp.................     247,500
  4,800*  Renaissance Hotel Group N.V............      96,000
  8,200*  Servico, Inc...........................     133,250
 28,500*  Studio Plus Hotels, Inc................     470,250
 15,000*  Wyndham Hotel Corp.....................     273,750
                                                    2,020,937
          REAL ESTATE SERVICES -- 2.6%
  9,400*  Grubb & Ellis Co.......................      44,650
 10,000*  Insignia Financial Group, Inc..........     255,000
                                                      299,650
          SHOPPING MALLS -- 1.8%
  3,000*  Alexander's, Inc.......................     207,750
            TOTAL COMMON STOCKS
               (COST $5,690,285).................   5,425,587
            TOTAL EQUITY SECURITIES
               (COST $10,827,649)................  11,172,424

PRINCIPAL
  AMOUNT
 SHORT-TERM INVESTMENTS -- 1.8%
            U.S. AGENCY OBLIGATIONS -- 1.8%
  $200,000  Federal Home Loan Mortgage Corp.
              5.21%, 10/28/96
                 (COST $199,219)...................     199,219
              TOTAL INVESTMENTS (COST
                 $11,026,868)..............   99.6%  11,371,643
              OTHER ASSETS AND
                 LIABILITIES -- NET........      .4      48,410
              NET ASSETS...................  100.0% $11,420,053

* Non-income producing security.
See accompanying notes to financial statements.
42

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND

(Photo of American Flag appears here)

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996

ASSETS:
   Investments at value (identified cost $11,026,868).............................................................  $11,371,643
   Cash...........................................................................................................       13,678
   Receivable for securities sold.................................................................................      873,813
   Prepaid expenses...............................................................................................       36,643
   Dividends and interest receivable..............................................................................       36,263
   Due from Adviser...............................................................................................       23,761
   Unamortized organization expenses..............................................................................       12,965
   Receivable for Fund shares sold................................................................................          599
      Total assets................................................................................................   12,369,365
LIABILITIES:
   Payable for securities purchased...............................................................................      884,320
   Accrued expenses...............................................................................................       64,257
   Distribution fee payable.......................................................................................          735
      Total liabilities...........................................................................................      949,312
NET ASSETS........................................................................................................  $11,420,053
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $ 9,775,729
   Undistributed net investment income............................................................................      197,030
   Undistributed net realized gain on investment transactions.....................................................    1,102,519
   Net unrealized appreciation of investments.....................................................................      344,775
      Net assets..................................................................................................  $11,420,053
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
      Class A Shares ($263,055 21,053 shares of beneficial interest outstanding)..................................  $     12.49
      Sales charge -- 4.75% of offering price.....................................................................          .62
         Maximum offering price...................................................................................  $     13.11
      Class B Shares ($430,719 34,708 shares of beneficial interest outstanding)..................................  $     12.41
      Class C Shares ($125,013 10,050 shares of beneficial interest outstanding)..................................  $     12.44
      Class Y Shares ($10,601,266 844,133 shares of beneficial interest outstanding)..............................  $     12.56

See accompanying notes to financial statements.
                                                                              43

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND

(Photo of American Flag appears here)

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME:
   Income:
      Dividends....................................................................................               $  361,565
      Interest.....................................................................................                    6,998
         Total investment income...................................................................                  368,563
EXPENSES:
   Advisory fee....................................................................................  $  104,850
   Distribution fee -- Class A Shares..............................................................         307
   Distribution fee -- Class B Shares..............................................................       2,250
   Shareholder services fee -- Class B Shares......................................................         750
   Distribution fee -- Class C Shares..............................................................         328
   Shareholder services fee -- Class C Shares......................................................         109
   Registration and filing fees....................................................................      80,995
   Custodian fee...................................................................................      62,624
   Transfer agent fee..............................................................................      54,833
   Professional fees...............................................................................      33,010
   Reports and notices to shareholders.............................................................      10,817
   Amortization of organization expense............................................................       6,778
   Insurance expense...............................................................................       5,145
   Trustees' fees and expenses.....................................................................       3,788
   Miscellaneous...................................................................................       2,311
      Total operating expenses.....................................................................     368,895
      Interest expense.............................................................................       4,255
   Less: Fee waivers and expense reimbursements....................................................    (212,198)
         Net expenses..............................................................................                  160,952
Net investment income..............................................................................                  207,611
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments................................................................                1,211,270
   Net decrease in unrealized appreciation of investments..........................................                 (117,123)
Net gain on investments............................................................................                1,094,147
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................               $1,301,758

See accompanying notes to financial statements.
44

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND

(Photo of American Flag appears here)

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED      YEAR ENDED
                                                                                            SEPTEMBER 30,   SEPTEMBER 30,
                                                                                                1996            1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income..................................................................   $   207,611     $   209,406
   Net realized gain on investment transactions...........................................     1,211,270         113,161
   Net change in unrealized appreciation of investments...................................      (117,123)      1,146,688
      Net increase resulting from operations..............................................     1,301,758       1,469,255
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME:
      Class A Shares......................................................................        (2,161)             --
      Class B Shares......................................................................        (2,282)             --
      Class C Shares......................................................................          (113)             --
      Class Y Shares......................................................................      (161,622)       (183,475)
         Total distributions to shareholders from net investment income...................      (166,178)       (183,475)
   NET REALIZED GAINS ON INVESTMENTS:
      Class A Shares......................................................................        (2,640)             --
      Class B Shares......................................................................        (3,174)             --
      Class C Shares......................................................................          (144)             --
      Class Y Shares......................................................................      (170,850)       (106,651)
         Total distributions to shareholders from net realized gain on investments........      (176,808)       (106,651)
            Total distributions to shareholders...........................................      (342,986)       (290,126)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold..............................................................     1,954,850       1,706,148
   Proceeds from reinvestments of distributions...........................................       326,476         273,657
   Payment for shares redeemed............................................................    (1,443,869)     (2,165,200)
      Net increase (decrease) resulting from Fund share transactions......................       837,457        (185,395)
      Net increase in net assets..........................................................     1,796,229         993,734
NET ASSETS:
   Beginning of year......................................................................     9,623,824       8,630,090
   End of year (including undistributed net investment income of $197,030 and $113,558,
     respectively)........................................................................   $11,420,053     $ 9,623,824

See accompanying notes to financial statements.
                                                                              45

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
                      CLASS A, CLASS B, AND CLASS C SHARES

(Photo of American Flag appears here)

                              FINANCIAL HIGHLIGHTS

                                                        CLASS A SHARES                  CLASS B SHARES              CLASS C
                                                                   MARCH 10,                       MARCH 7,         SHARES
                                                  YEAR ENDED     1995* THROUGH    YEAR ENDED     1995* THROUGH    YEAR ENDED
                                                 SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                    1996|           1995            1996|           1995           1996|
PER SHARE DATA:
Net asset value, beginning of period...........      $11.42           $9.21         $ 11.37           $9.19         $ 11.41
Income from investment operations:
  Net investment income........................         .20             .18             .13             .05             .13
  Net realized and unrealized gain on
    investments................................        1.28            2.03            1.27            2.13            1.28
    Total from investment
      operations...............................        1.48            2.21            1.40            2.18            1.41
Less distributions to shareholders from:
  Net investment income........................        (.20)             --            (.15)             --            (.17)
  Net realized gains...........................        (.21)             --            (.21)             --            (.21)
    Total distributions........................        (.41)             --            (.36)             --            (.38)
Net asset value, end of period.................      $12.49         $ 11.42         $ 12.41         $ 11.37         $ 12.44
TOTAL RETURN+..................................       13.1%           24.0%           12.5%           23.7%           12.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)......        $263              $5            $431            $160            $125
Ratios to average net assets:
  Expenses.....................................       1.72%#          1.78%++#        2.46%#          2.51%++#        2.47%#
  Interest expense.............................        .04%              --            .04%              --            .04%
  Net investment income........................       1.60%#          3.13%++#        1.05%#          2.00%++#        1.08%#
Portfolio turnover rate........................        169%            115%            169%            115%            169%
Average commission rate paid per share.........      $.0619             N/A          $.0619             N/A          $.0619

                                                   JULY 12,
                                                 1995* THROUGH
                                                 SEPTEMBER 30,
                                                     1995
PER SHARE DATA:
Net asset value, beginning of period...........     $ 10.87
Income from investment operations:
  Net investment income........................         .08
  Net realized and unrealized gain on
    investments................................         .46
    Total from investment
      operations...............................         .54
Less distributions to shareholders from:
  Net investment income........................          --
  Net realized gains...........................          --
    Total distributions........................          --
Net asset value, end of period.................     $ 11.41
TOTAL RETURN+..................................        5.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)......          $3
Ratios to average net assets:
  Expenses.....................................       2.49%++#
  Interest expense.............................          --
  Net investment income........................       2.55%++#
Portfolio turnover rate........................        115%
Average commission rate paid per share.........         N/A

 | Per share data is calculated based on average shares outstanding during the period.
 * Commencement of class operations.
 + Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                            CLASS A SHARES                    CLASS B SHARES                    CLASS C SHARES
                                       MARCH 10,                         MARCH 7,                          JULY 12,
                     YEAR ENDED      1995* THROUGH     YEAR ENDED      1995* THROUGH     YEAR ENDED      1995* THROUGH
                    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                        1996             1995             1996             1995             1996             1995
Expenses.........        9.65%           364.74%           6.19%           28.70%           18.82%           421.54%
Net investment
  loss...........       (6.33%)         (359.83%)         (2.68%)         (24.19%)         (15.27%)         (416.50%)

See accompanying notes to financial statements.
46

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
                                 CLASS Y SHARES

(Photo of American Flag appears here)

                              FINANCIAL HIGHLIGHTS

                                                                                        CLASS Y SHARES
                                                                                                          NINE MONTHS
                                                                          YEAR ENDED      YEAR ENDED         ENDED
                                                                         SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                                            1996|           1995           1994**
PER SHARE DATA:
Net asset value, beginning of period...................................      $11.44         $ 10.07         $ 10.71
Income (loss) from investment operations:
  Net investment income................................................         .24             .23             .11
  Net realized and unrealized gain (loss) on investments...............        1.29            1.46            (.75)
    Total from investment
      operations.......................................................        1.53            1.69            (.64)
Less distributions to shareholders from:
  Net investment income................................................        (.20)           (.20)             --
  In excess of net investment income...................................          --              --              --
  Net realized gains...................................................        (.21)           (.12)             --
    Total distributions................................................        (.41)           (.32)             --
Net asset value, end of period.........................................      $12.56         $ 11.44         $ 10.07
TOTAL RETURN+..........................................................       13.6%           17.6%           (6.0%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..............................     $10,601         $ 9,456         $ 8,630
Ratios to average net assets:
  Expenses.............................................................       1.46%#          1.50%#          1.49%++#
  Interest expense.....................................................        .04%              --              --
  Net investment income................................................       2.02%#          2.45%#          1.60%++#
Portfolio turnover rate................................................        169%            115%            102%
Average commission rate paid per share.................................      $.0619             N/A             N/A

                                                                         SEPTEMBER 1, 1993*
                                                                              THROUGH
                                                                         DECEMBER 31, 1993
PER SHARE DATA:
Net asset value, beginning of period...................................        $10.00
Income (loss) from investment operations:
  Net investment income................................................           .04
  Net realized and unrealized gain (loss) on investments...............           .72
    Total from investment
      operations.......................................................           .76
Less distributions to shareholders from:
  Net investment income................................................          (.04)
  In excess of net investment income...................................          (.01)
  Net realized gains...................................................            --
    Total distributions................................................          (.05)
Net asset value, end of period.........................................        $10.71
TOTAL RETURN+..........................................................          7.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..............................        $4,610
Ratios to average net assets:
  Expenses.............................................................          .44%++#
  Interest expense.....................................................            --
  Net investment income................................................         1.93%++#
Portfolio turnover rate................................................           17%
Average commission rate paid per share.................................           N/A

 | Per share data is calculated based on average shares outstanding during the period.
 * Commencement of class operations.
** The Fund changed its fiscal year end from December 31 to September 30.
 + Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                         CLASS Y SHARES
                                                                                 NINE MONTHS
                                               YEAR ENDED       YEAR ENDED          ENDED        SEPTEMBER 1, 1993*
                                              SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,         THROUGH
                                                  1996             1995             1994         DECEMBER 31, 1993
Expenses...................................       2.25%            2.70%            2.65%               3.59%
Net investment income (loss)...............       1.23%            1.25%             .44%              (1.21%)

See accompanying notes to financial statements.
                                                                              47

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen Domestic Equity Funds (the "Funds") are separate series of open-end management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen Domestic Equity Funds consist of Evergreen Fund, Evergreen Aggressive Growth Fund ("Aggressive Growth"), Evergreen Limited Market Fund, Inc. ("Limited Market") and Evergreen U.S. Real Estate Equity Fund ("U.S. Real Estate"), known collectively as the Funds.
     Evergreen Fund's investment objective is to seek capital appreciation principally through investments in common stock and securities convertible into or exchangeable for common stock of companies which are little-known, relatively small or represent special situations which, in the opinion of the Fund's investment adviser, offer potential for capital appreciation. Aggressive Growth seeks to achieve long-term capital appreciation by investing primarily in common stocks of emerging growth companies and larger, more well established companies, all of which are viewed by its investment adviser as having above-average appreciation potential. Limited Market seeks to achieve capital appreciation principally through investing in the common stock of companies for which there is a relatively limited trading market; income is not a factor in the selection of portfolio securities. U.S. Real Estate's investment objective is long-term capital growth which it seeks to achieve through investment primarily in equity securities of domestic companies which are principally engaged in the real estate industry or which own significant real estate assets.
     Effective January 1, 1996, First Fidelity Bancorporation ("First Fidelity") merged with First Union National Bank of North Carolina ("First Union"). Effective on the close of business on January 19, 1996, Evergreen Fund acquired substantially all of the net assets of FFB Lexicon Small Company Growth Fund, an open-end investment company, managed by a subsidiary of First Fidelity, valued at $27,158,980. The net assets were exchanged through a non-taxable merger for 1,752,546 Class Y shares of Evergreen Fund valued at $15.50 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $2,905,682. The aggregate net assets of Evergreen Fund after the acquisition were $824,140,509.
     Effective June 30, 1995, Aggressive Growth, a new series of the Evergreen Trust formed for the purpose of acquiring substantially all of ABT Emerging Growth Fund's net assets, issued 4,209,767 of its Class A shares at $15.53 per share in exchange for Emerging Growth's net assets valued at $65,368,158. The acquired net assets, in this non-taxable transaction, primarily consisted of portfolio securities with unrealized appreciation of $27,072,969. ABT Emerging Growth Fund's fiscal year ended October 31. Because ABT Emerging Growth Fund contributed substantially all of Aggressive Growth's net assets and shareholders, its basis of accounting for assets and liabilities and its operating results for prior periods are carried forward in the accompanying financial statements and financial highlights as the accounting survivor.
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sale price. Securities traded on an exchange or NMS for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith under procedures established by the Board of Trustees/Directors. Short-term investments are valued at amortized cost, which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
48

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis, and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Trustees/Directors.
     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income and net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from the amounts available for distribution under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.
     As of September 30, 1996, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                         UNDISTRIBUTED         ACCUMULATED
                         NET INVESTMENT    REALIZED GAIN (LOSS)
                             INCOME           ON INVESTMENTS
Aggressive Growth           $919,882                   --
Limited Market               205,364                   --
U.S. Real Estate              42,039             $(42,039)

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.
     Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. Aggressive Growth, Limited Market and U.S. Real Estate incurred in the fiscal year and have elected to defer $2,992,429, $516,710 and $205,513, respectively, of such capital losses.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     UNAMORTIZED ORGANIZATION EXPENSES -- The expenses of Aggressive Growth and U.S. Real Estate incurred in connection with their organization are being deferred and amortized over a period of benefit not to exceed 60 months from the date they commenced operations.
     REAL ESTATE INVESTMENT TRUSTS -- U.S. Real Estate owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.
                                                                              49

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     USE OF ESTIMATES -- The preparation of the financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union is entitled to an annual fee of .60 of 1% of Aggressive Growth's average daily net assets pursuant to the Fund's investment advisory agreement.
     Pursuant to an agreement with Evergreen Fund's, Limited Market's and U.S. Real Estate's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is entitled to an annual fee based on each of Evergreen Fund's, Limited Market's and U.S. Real Estate's average daily net assets, in accordance with the following schedule:

First $750 million                          1.00%
Next $250 million                           0.90%
Over $1 billion                             0.80%

     Evergreen Asset has agreed to reimburse U.S. Real Estate to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organization expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.50% of its average daily net assets until the Fund's net assets reach $15 million. For the year ended September 30, 1996, Evergreen Asset waived all of its advisory fee and reimbursed $107,348 in expenses under this limitation. In addition, for the year ended September 30, 1996, Evergreen Asset voluntarily reimbursed expenses amounting to $9,740 and $64,388 respectively, for Evergreen Fund and Limited Market. Evergreen Asset can modify or terminate these voluntary waivers at any time.
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Evergreen Fund, Limited Market and U.S. Real Estate and also provides brokerage services with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the year ended September 30, 1996, Evergreen Fund, Limited Market and U.S. Real Estate incurred brokerage commissions of $515,522, $153,569 and $109,262, respectively, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.
     At September 30, 1996, Stephen A. Lieber, Chairman of Evergreen Asset owned, directly or beneficially, 38% of the outstanding shares of U.S. Real Estate.
     ADMINISTRATION AGREEMENT -- Evergreen Asset furnishes Evergreen Fund, Limited Market and U.S. Real Estate with administrative services as part of their advisory agreements and accordingly, these Funds do not pay a separate administration fee. Furman Selz LLC ("Furman Selz") is each of the Funds' sub-administrator. As sub-administrator, Furman Selz provides the officers of the Funds. For Evergreen Fund, Limited Market and U.S. Real Estate, Furman Selz' fee is paid by Evergreen Asset and is not a fund expense.
50

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     Evergreen Asset is also Aggressive Growth's administrator and Furman Selz is sub-administrator. Evergreen Asset's and Furman Selz' fees for Aggressive Growth are based on the average daily net assets of all the funds administered by Evergreen Asset for which First Union or Evergreen Asset is also investment adviser. These fees are calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion

SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At September 30, 1996, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totaled approximately $16.0 billion.
     PLANS OF DISTRIBUTION -- The Funds have adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act for their Class A Shares, Class B Shares, and Class C Shares (see Note 4). Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A Shares and 1% for Class B and Class C Shares. For each of the Funds, the payments for Class A Shares were voluntarily limited to .25 of 1% of average daily net assets.
     In connection with their plans, the Funds have entered into distribution agreements with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz, whereby the Funds will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A Shares' average daily net assets and an annual fee of 1% of Class B and Class C Share's average daily net assets, respectively. A portion of the payments for Class B and C Shares, up to .25 of 1% constitutes a shareholder services fee. EFD has entered into a Shareholder Services Agreement with First Union Brokerage ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to each of the Fund's Class B and Class C Shares.
     SALES CHARGES -- EFD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A Shares during the year ended September 30, 1996:

                                                 FRONT-END
                                                   SALES
                                                  CHARGES
Aggressive Growth                                $ 22,742
Evergreen Fund                                    157,233
Limited Market                                        188
U.S. Real Estate                                      543

     OTHER SERVICES WITH AFFILIATES -- State Street Bank & Trust Company ("State Street") is the transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. For certain benefit plan accounts in Evergreen Fund, Aggressive Growth and Limited Market, First Union has been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled to a monthly fee which amounted to a total of $66,303 for the Evergreen Fund for the year ended September 30, 1996. Aggressive Growth and Limited Market did not incur any fees pursuant to this agreement for the year ended September 30, 1996.
                                                                              51

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST
     Aggressive Growth, Evergreen Fund and U.S. Real Estate have an unlimited number of shares of beneficial interest authorized. Limited Market has 25 million common shares authorized allocated equally to each of its classes of shares sold. The par value of the Fund's shares are $.001, $.001, $.10 and $.0001 for Evergreen Fund, Aggressive Growth, Limited Market and U.S. Real Estate, respectively. The shares are divided into classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares seven years after the date of purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares redeemed during the first year after the date of purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A, Class B and Class C shares bear distribution expenses (see
Note 3) and have exclusive voting rights with respect to their distribution plans.
     Transactions in shares of beneficial interest were as follows:

                                                                    YEAR ENDED                         YEAR ENDED*
                                                                SEPTEMBER 30, 1996                 SEPTEMBER 30, 1995
EVERGREEN FUND                                              SHARES            AMOUNT           SHARES            AMOUNT
CLASS A
Shares sold............................................     6,095,487     $    99,948,887      2,116,988     $    30,255,833
Shares issued on reinvestment of distributions.........        94,388           1,472,450             --                  --
Shares redeemed........................................    (3,137,366)        (52,080,445)      (223,365)         (3,375,528)
Net increase...........................................     3,052,509          49,340,892      1,893,623          26,880,305
CLASS B
Shares sold............................................    10,528,707         171,559,260      4,886,698          69,361,586
Shares issued on reinvestment of distributions.........       230,476           3,588,103             --                  --
Shares redeemed........................................    (1,033,495)        (16,934,353)       (94,896)         (1,403,566)
Net increase...........................................     9,725,688         158,213,010      4,791,802          67,958,020
CLASS C
Shares sold............................................       253,398           4,102,332        138,560           1,992,663
Shares issued on reinvestment of distributions.........         6,180              96,026             --                  --
Shares redeemed........................................       (43,233)           (711,575)       (12,818)           (190,022)
Net increase...........................................       216,345           3,486,783        125,742           1,802,641
CLASS Y
Shares sold............................................    87,374,014       1,420,506,634     89,763,450       1,249,272,141
Shares issued in acquisition of
  FFB Lexicon Small Company Growth Fund................     1,752,546          27,158,980             --                  --
Shares issued on reinvestment of distributions.........     1,402,844          21,926,423      5,626,158          66,336,031
Shares redeemed........................................   (82,347,414)     (1,341,450,072)   (92,075,790)     (1,284,726,648)
Net increase...........................................     8,181,990         128,141,965      3,313,818          30,881,524
Total net increase resulting from Fund share
  transactions.........................................    21,176,532     $   339,182,650     10,124,985     $   127,522,490

* For Class A, B, and C shares, the Fund share transaction activity is for the period January 3, 1995 (commencement of class operations) through September 30, 1995.
52

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                          YEAR ENDED                 ELEVEN MONTHS ENDED*
                                                                      SEPTEMBER 30, 1996              SEPTEMBER 30, 1995
AGGRESSIVE GROWTH                                                   SHARES          AMOUNT         SHARES           AMOUNT
CLASS A
Shares sold....................................................    1,486,503      $28,206,250       495,784      $  7,228,522
Shares issued on reinvestment of distributions.................      125,571        2,164,153            --                --
Shares redeemed................................................   (1,100,349)     (20,468,235)   (1,083,263)      (15,863,245)
Net increase (decrease)........................................      511,725        9,902,168      (587,479)       (8,634,723)
CLASS B
Shares sold....................................................    1,012,639       18,916,487       165,945         2,799,908
Shares issued on reinvestments of distributions................        9,125          156,717            --                --
Shares redeemed................................................     (150,663)      (2,835,175)       (1,193)          (19,616)
Net increase...................................................      871,101       16,238,029       164,752         2,780,292
CLASS C
Shares sold....................................................       44,926          857,932        24,064           422,094
Shares issued on reinvestments of distributions................          420            7,213            --                --
Shares redeemed................................................      (21,948)        (396,890)           --                --
Net increase...................................................       23,398          468,255        24,064           422,094
CLASS Y
Shares sold....................................................    1,385,748       25,808,879       111,806         1,882,102
Shares issued on reinvestments of distributions................        8,611          148,623            --                --
Shares redeemed................................................     (273,910)      (5,080,669)       (3,091)          (52,855)
Net increase...................................................    1,120,449       20,876,833       108,715         1,829,247
Total net increase (decrease) resulting from Fund share
  transactions.................................................    2,526,673      $47,485,285      (289,948)     ($ 3,603,090)

     * For Class B, Class C and Class Y shares, the Fund Share transaction activity reflects the periods from commencement of class operations July 7, 1995, August 3, 1995 and July 11, 1995, respectively, through September 30, 1995.
                                                                              53

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                         YEAR ENDED                      YEAR ENDED*
                                                                     SEPTEMBER 30, 1996               SEPTEMBER 30, 1995
                                                                  SHARES            AMOUNT         SHARES           AMOUNT
LIMITED MARKET
CLASS A
Shares sold..................................................        44,104      $    755,204        68,006      $  1,122,391
Shares issued on reinvestments of distributions..............         1,829            31,166            --                --
Shares redeemed..............................................       (52,912)         (905,676)       (8,837)         (150,079)
Net increase (decrease)......................................        (6,979)         (119,306)       59,169           972,312
CLASS B
Shares sold..................................................        15,418           265,257       132,239         2,169,679
Shares issued on reinvestments of distributions..............         3,263            55,180            --                --
Shares redeemed..............................................       (43,481)         (724,243)      (21,845)         (382,430)
Net increase (decrease)......................................       (24,800)         (403,806)      110,394         1,787,249
CLASS C
Shares sold..................................................           134             2,393         4,195            68,235
Shares issued on reinvestments of distributions..............           112             1,899            --                --
Shares redeemed..............................................        (2,040)          (33,276)         (832)          (15,092)
Net increase (decrease)......................................        (1,794)          (28,984)        3,363            53,143
CLASS Y
Shares sold..................................................       332,812         5,693,077     1,558,531        27,591,064
Shares issued on reinvestment of distributions...............        96,831         1,650,971       901,732        14,048,986
Shares redeemed..............................................    (1,659,712)      (28,422,146)   (3,515,593)      (61,895,857)
Net decrease.................................................    (1,230,069)      (21,078,098)   (1,055,330)      (20,255,807)
Total net decrease resulting from Fund share transactions....    (1,263,642)     ($21,630,194)     (882,404)     ($17,443,103)

     * For Class A, Class B and Class C shares, the Fund share transaction activity is for the period January 3, 1995 (commencement of class operations) through September 30, 1995.
54

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                YEAR ENDED                  YEAR ENDED*
                                                                            SEPTEMBER 30, 1996          SEPTEMBER 30, 1995
                                                                         SHARES         AMOUNT        SHARES         AMOUNT
U.S. REAL ESTATE
CLASS A
Shares sold...........................................................    50,221      $   600,589       1,923      $    18,771
Shares issued on reinvestment of distributions........................       352            4,164          --               --
Shares redeemed.......................................................   (29,953)        (356,039)     (1,490)         (14,411)
Net increase..........................................................    20,620          248,714         433            4,360
CLASS B
Shares sold...........................................................    21,611          258,923      14,116          147,171
Shares issued on reinvestment of distributions........................       459            5,421          --               --
Shares redeemed.......................................................    (1,478)         (17,892)         --               --
Net increase..........................................................    20,592          246,452      14,116          147,171
CLASS C
Shares sold...........................................................    11,216          136,531         242            2,509
Shares issued on reinvestment of distributions........................        22              258          --               --
Shares redeemed.......................................................    (1,430)         (17,003)         --               --
Net increase..........................................................     9,808          119,786         242            2,509
CLASS Y
Shares sold...........................................................    79,674          958,807     161,434        1,537,697
Shares issued on reinvestment of distributions........................    26,720          316,633      30,172          273,657
Shares redeemed.......................................................   (88,998)      (1,052,935)   (222,266)      (2,150,789)
Net increase (decrease)...............................................    17,396          222,505     (30,660)        (339,435)
Total net increase (decrease) resulting from Fund share
  transactions........................................................    68,416      $   837,457     (15,869)     ($  185,395)

     * For Class A, Class B and Class C shares, the Fund share transaction activity reflects the periods from commencement of class operations, March 10, 1995, March 7, 1995 and July 12, 1995, respectively, through September 30, 1995.
                                                                              55

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the year ended September 30, 1996 were as follows:

                                                          PURCHASES             SALES
Evergreen Fund........................................   $321,713,053        $112,987,144
Aggressive Growth.....................................     81,193,529          37,727,809
Limited Market........................................     79,113,322         101,019,265
U.S. Real Estate......................................     18,607,227          16,536,365

     On September 30, 1996, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                                      NET APPRECIATION/        FEDERAL TAX
                              APPRECIATION        DEPRECIATION         (DEPRECIATION)              COST
Evergreen Fund.............   $435,711,946        $ 22,362,256          $ 413,349,690          $776,394,047
Aggressive Growth..........     60,528,569              34,375             60,494,194            86,239,682
Limited Market.............      4,000,320           3,062,802                937,518            41,164,343
U.S. Real Estate...........        871,341             556,207                315,134            11,056,509

NOTE 6 -- FINANCING AGREEMENT
     Effective July 3, 1996, a financing agreement is in place with all the Evergreen Funds and the custodian, State Street Bank and Trust Company (the "Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Borrowings under this facility bear interest at .75% per annum above the Bank's cost of funds as set periodically by the Bank. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds.
     Prior to July 3, 1996, Evergreen Fund and Limited Market had a financing agreement with their custodian Bank, which provided the Funds with lines of credit, in the aggregate amount of the lesser of $25,000,000 or 5% of the value of the Fund's net assets for the Evergreen Fund and a line of credit in the aggregrate amount of $2,500,000 or 5% of the value of the Fund's net assets for Limited Market, to be accessed for temporary or emergency purposes. Borrowings under the lines of credit bore interest at 1% above the Bank's cost of funds as set periodically by the Bank and were secured by securities pledged by the Fund. During the year ended September 30, 1996, the Evergreen Fund had no borrowings. Limited Market had borrowings outstanding for 118 days under its lines of credit and incurred $11,126 in interest charges related to these borrowings. Limited Market's average amount of debt outstanding during the period aggregated $171,371 at the weighted interest rate of 6.72%. Limited Market had $280,000 outstanding borrowings at September 30, 1996.
     U.S. Real Estate incurred interest expense totalling $4,255 related to other short-term borrowings with the Bank.
NOTE 7 -- CONCENTRATION OF CREDIT RISK
     Since U.S. Real Estate invests a substantial portion of its assets in REITs, it may be more affected by economic developments in the real estate industry than would a general equity fund.
NOTE 8 -- DEFERRED TRUSTEES' (DIRECTORS') FEES
     Each Trustee/Director (referred to as Trustees) may defer any or all of his compensation related to performance of his duties as a Trustee of the Funds. Deferred balances are allocated to a "Deferral Account", which is included in the accrued
56

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 8 -- DEFERRED TRUSTEES' (DIRECTORS') FEES -- continued
expenses for each Fund at September 30, 1996, in its Statement of Assets and Liabilities. Any gains earned or losses incurred in the Deferral Accounts are reported in each Fund's Trustees' fees and expenses on the Statement of Operations. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at his election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of September 30, 1996, Trustees had deferred $23,317, $3,661, $3,915 and $2,306 for Evergreen Fund, Aggressive Growth, Limited Market and U.S. Real Estate, respectively.
                                                                              57

                       REPORT OF INDEPENDENT ACCOUNTANTS
TO THE BOARD OF TRUSTEES OR DIRECTORS, AND SHAREHOLDERS OF EVERGREEN FUND,
  EVERGREEN AGGRESSIVE GROWTH FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND,
  AND EVERGREEN LIMITED MARKET FUND, INC.
  In our opinion, the accompanying Statements of Assets and Liabilities, including the Statements of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Fund and Evergreen Aggressive Growth Fund (constituting the Evergreen Trust), Evergreen Limited Market Fund, Inc. and Evergreen U.S. Real Estate Equity Fund (one of the Evergreen Real Estate Equity Trust Portfolios) (collectively, the "Funds"), at September 30, 1996, the results of each of their operations for the year then ended, the changes in the net assets of Evergreen Fund for each of the two years in the period then ended, the changes in the net assets of Evergreen Aggressive Growth Fund for the year then ended and for the eleven months in the period ended September 30, 1995, the changes in the net assets of Evergreen Limited Market Fund, Inc. for the year ended September 30, 1996, the changes in the net assets of Evergreen U.S. Real Estate Equity Fund for each of the two years in the period then ended, and the financial highlights of Evergreen Fund for the periods indicated, of Evergreen Aggressive Growth Fund for the year then ended and for the eleven months in the period ended September 30, 1995, of Evergreen Limited Market Fund, Inc. for the year ended September 30, 1996, and of Evergreen U.S. Real Estate Equity Fund for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights of Evergreen Aggressive Growth Fund for each of the three years in the period ended October 31, 1994, and the statement of changes in net assets for the year ended September 30, 1995 and the financial highlights for the year ended September 30, 1995, the four month period ended September 30, 1994 and for the two years in the period ended May 31, 1994, of Evergreen Limited Market Fund, Inc. were audited by other independent accountants, whose opinions, dated November 29, 1994 and November 16, 1995, respectively, were unqualified.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
November 18, 1996
58

                     (This Page Left Blank Intentionally)

                     (This Page Left Blank Intentionally)

                        TRUSTEES/DIRECTORS AND OFFICERS
                              TRUSTEES/DIRECTORS:
                              Laurence B. Ashkin
                              Foster Bam
                              James S. Howell, Chairman
                              Robert J. Jeffries+
                              Gerald M. McDonnell
                              Thomas L. McVerry
                              William W. Pettit
                              Russell A. Salton, III M.D.
                              Michael S. Scofield
                              OFFICERS:
                              John J. Pileggi
                              President and Treasurer
                              Joan V. Fiore
                              Secretary
                              Sheryl Hirschfeld
                              Assistant Secretary
                              Donald E. Brostrom
                              Assistant Treasurer
                              Stephen W. St. Clair
                              Assistant Treasurer
                              + Trustee Emeritus
             FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)
     During the fiscal year ended September 30, 1996 the Evergreen, Aggressive Growth and Limited Market paid $24,006,429, $2,947,466 and $1,426,849, respectively, of net long-term capital gain distributions.
     For corporate taxpayers, 100%, 8.22% and 24.49% of the ordinary income distributions paid during the fiscal year ended September 30, 1996 by Evergreen, Limited Market and U.S. Real Estate, respectively, qualified for corporate dividends received deduction.

This brochure must be preceeded or accompanied by a prospectus for an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                               NOT      May lose value
                              FDIC      No bank guarantee
                             INSURED

                           Evergreen Funds Distributor, Inc.

Evergreen(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright
                      1996, Evergreen Asset Management Corp.


                                                                        539748
45644                                                                    11/96